                                                                    EXHIBIT 10.3

                               KAYDON CORPORATION
                    EMPLOYEE STOCK OWNERSHIP AND THRIFT PLAN

                                  (AS AMENDED)


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                                TABLE OF CONTENTS

ARTICLE                                                                                                        PAGE
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
I        Establishment..........................................................................................  1
         1.1      Effective Date................................................................................  1
         1.2      Qualification Intent..........................................................................  1
         1.3      Incorporation of Trust........................................................................  2
         1.4      No Prior Application..........................................................................  2
         1.5      Plan History..................................................................................  2
         1.6      Qualifying Employer Securities and Special Rule...............................................  3

II       Definitions............................................................................................  4
         2.1      Account Balance...............................................................................  4
         2.2      Active Participant............................................................................  4
         2.3      Affiliated Employer...........................................................................  4
         2.4      Allocation Date...............................................................................  4
         2.5      Break in Service..............................................................................  5
         2.6      Compensation..................................................................................  6
         2.7      Employee....................................................................................... 7
         2.8      Highly Compensated Employees................................................................... 8
         2.9      Hour of Service............................................................................... 10
         2.10     Limitation Year............................................................................... 12
         2.11     Normal Retirement Age......................................................................... 12
         2.12     Plan Year..................................................................................... 12
         2.13     Qualified Order............................................................................... 13
         2.14     Qualifying Spouse............................................................................. 14
         2.15     Stock......................................................................................... 14
         2.16     Top Heavy..................................................................................... 14
         2.17     Year of Service............................................................................... 17

III      Eligibility and Participation.......................................................................... 19
         3.1      Eligibility Requirements...................................................................... 19
         3.2      Participation................................................................................. 20
         3.3      Re-Participation.............................................................................. 21
         3.4      Transferred Employees......................................................................... 21

IV       Employer Contributions................................................................................. 25
         4.1      Employer Contributions........................................................................ 25
         4.2      Make-Up Contributions Under USERRA............................................................ 27
         4.3      Maximum Deductible Amount..................................................................... 28
         4.4      Maximum Annual Additions...................................................................... 29
         4.5      Excess Addition............................................................................... 32
         4.6      Erroneous Contribution........................................................................ 33
         4.7      Investment of Contributions in Stock...........................................................34



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
ARTICLE                                                                                                        PAGE
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
V        Participant Contributions.............................................................................. 35
         5.1      Participant Contributions..................................................................... 35
         5.2      Method........................................................................................ 36
         5.3      Matching and Voluntary Contribution Limits.................................................... 37
         5.4      Actual Contribution Percentage................................................................ 38
         5.5      Correction of Excess Aggregate Contribution................................................... 39
         5.6      Salary Deferred Contribution Limit............................................................ 40
         5.7      Actual Deferral Percentage.................................................................... 40
         5.8      Excess Deferral Limit......................................................................... 42
         5.9      Correction of Excess Deferral and Excess Contribution......................................... 42
         5.10     Additional 401(k) and 401(m) Rules............................................................ 44

VI       Accounts................................................................................................50
         6.1      Accounts.......................................................................................50
         6.2      Allocation of Employer Contributions...........................................................51
         6.3      Allocation of Forfeitures......................................................................52
         6.4      Allocation of expenses, Earnings, Losses and Adjustments in Value..............................53
         6.5      Vesting........................................................................................54
         6.6      Vested Accounts................................................................................55
         6.7      Investment of Employer and Participant Contributions...........................................57
         6.8      ERISA Section 404(c)...........................................................................58
         6.9      Special Investment Direction...................................................................60

VII      Distribution............................................................................................61
         7.1      Distributive Event.............................................................................61
         7.2      Hardship.......................................................................................62
         7.3      Method of Payment..............................................................................64
         7.4      Information Provided...........................................................................66
         7.5      Application for Distribution...................................................................66
         7.6      Timing of Payment..............................................................................67
         7.7      Amount of Payment..............................................................................70
         7.8      Special Participant Account Distribution Rules.................................................71
         7.9      Additional Distribution Provisions.............................................................72
         7.10     Designation of Beneficiary.....................................................................75
         7.11     Claims Procedure...............................................................................76
         7.12     Facility of Payment............................................................................77
         7.13     Qualified Order................................................................................78
         7.14     Direct Rollover Rules..........................................................................78

VIII     Insurance or Annuities..................................................................................81
         8.1      Types of Policies and Contracts................................................................81
         8.2      Premiums - Dividends...........................................................................81
         8.3      Active Participant Life Insurance..............................................................81

IX       Administration..........................................................................................83

         9.1      Fiduciary Responsibilities.....................................................................83
         9.2      Kaydon Corporation.............................................................................83
         9.3      Employer Action................................................................................83
         9.4      Investment Manager Appointment.................................................................83
         9.5      Committee......................................................................................83
         9.6      Fiduciary Standards............................................................................85
         9.7      Inter-Relationship of Fiduciaries..............................................................85
         9.8      Indemnification................................................................................85
         9.9      Payment of Expenses............................................................................85
         9.10     Limitation of Liability and Legal Action.......................................................86
         9.11     Electronic Administration......................................................................86

X        Amendment and Termination of Plan.......................................................................87
         10.1     Amendment......................................................................................87
         10.2     Vesting Schedule Amendment.....................................................................87
         10.3     Termination....................................................................................87
         10.4     Partial Termination............................................................................88
         10.5     Full Vesting...................................................................................88
         10.6     Merger or Consolidation of Plan................................................................88

XI       Miscellaneous...........................................................................................89
         11.1     Nonassignability...............................................................................89
         11.2     Employment Rights Not Enlarged.................................................................89
         11.3     Participants' Rights Limited...................................................................89
         11.4     Interpretation and Construction................................................................89
         11.5     Conterparts....................................................................................89
         11.6     Governing Law..................................................................................89

Appendix of Participating Employers

Appendix A - Section 1.1(a) - Special Effective Dates

Appendix B - Section 2.6 - Explanation of Definition of Compensation

Appendix C - Section 2.16(d)(ii) - Top Heavy Actuarial Assumptions

Appendix D - Section 6.1(a)(vi) - Special Rules Applicable to Amounts Transferred from the Cooper Bearing Company Employees' 401(k) Deferred Compensation Plan and Trust

Appendix E - Section 6.7(a)(i) - List of Investment Funds Available Under the
Plan

Appendix F - Section 6.8 - Information Provided to Comply With Section 404(c) of ERISA


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Appendix G - Section 6.8 - Policies and Procedures Re: Compliance with Section
404(c) of ERISA

Appendix H - Section 7.2(a)(v) - Additional Rules Regarding Hardship Withdrawals

Appendix I - Section 9.1 - Parties Responsible for Certain Plan Functions

Appendix J - Canfield Technologies, Inc., Tridan International, Inc. and Indiana Precision, Inc.

Appendix K - Loan Terms and Conditions

                               KAYDON CORPORATION
                    EMPLOYEE STOCK OWNERSHIP AND THRIFT PLAN

         On this 19th day of February, 2002, Kaydon Corporation and the Affiliated Employers approved by the Board of Directors of Kaydon Corporation as Participating Employers identified in the Appendix of Participating Employers (the Employer), amend and restate the Kaydon Corporation Employee Stock Ownership and Thrift Plan (the Plan).

                                   ARTICLE I

                                 ESTABLISHMENT

         1.1 EFFECTIVE DATE. This amendment and restatement is generally effective on the first day of the 1997 Plan Year, January 1, 1997. Whether or not explicitly stated, certain provisions are effective on other dates as required by GUST.

         (a) SPECIAL EFFECTIVE DATES. Certain provisions are effective as specified in Appendix A.

         (b) ORIGINAL EFFECTIVE DATE. The Plan was originally effective January 1, 1983.

         (c) RING & SEAL. The Plan was adopted by Kaydon Ring & Seal, Inc. effective January 1, 1987.

         (d) SPIROLOX. The Plan was adopted by the Spirolox Division of Kaydon Corporation effective January 1, 1988.

         (e) COOPER BEARING. The Plan was adopted by The Cooper Split Roller Bearing Corp. effective July 1, 1992.

         (f) ITI. The Plan was adopted by Industrial Tectonics Inc effective April 1, 1994.

         1.2 QUALIFICATION INTENT. The Plan is intended to qualify as a 401(k) profit sharing and stock bonus plan and, with respect to certain of the accounts, as a PAYSOP or TRASOP under Sections 401(a), 401(k), 409 and 501(a) of the Internal Revenue Code of 1986, as amended (the Code), and as an employee pension benefit plan under the Employee Retirement Income Security Act of 1974, as amended (ERISA).

                                       -1-


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         1.3 INCORPORATION OF TRUST. The Employer has adopted a Trust which is incorporated in this Plan by reference.

         1.4 NO PRIOR APPLICATION. The Plan and each amendment to the Plan do not apply to any participant who is not an Active Participant on or after the effective date of the Plan or the respective amendment, as the case may be, except that:

         (a) EXPLICIT APPLICATION. The Plan, an amendment, or portions of the Plan or an amendment applies to the extent explicitly designated as applicable to other participants; and

         (b) ARTICLE VII. The provisions of Article VII through XI and the Appendices, as amended from time to time, apply to all participants.

         1.5 PLAN HISTORY. Kaydon Corporation established the Employee Stock Ownership and Thrift Plan effective January 1, 1983: to make contributions pursuant to certain tax credit provisions of the Code and have those contributions invested in the common stock of Kaydon Corporation; to which the account balances of its employees who previously participated in the Bairnco Corporation Employee Stock Ownership Plan were transferred and, to the extent that the transfer was not in common stock of Kaydon Corporation, to convert the assets into such stock; and to permit elective contributions to the Plan pursuant to Section 401(k) of the Code effective September 1, 1984 and to have the employees elect to have such contributions invested in the common stock of Kaydon Corporation or in other permitted investments.

         (a) ORIGINAL STRUCTURE. The Plan initially incorporated a profit-sharing employee stock ownership plan intended to meet the requirements of Section 409A of the Code and a profit-sharing plan for purposes of the elective contributions intended to meet all of the requirements of the Code required for the plan to be considered a profit-sharing plan.

         (b) SUBSEQUENT CHANGES. Effective January 1, 1987, Kaydon Corporation ceased making tax-credit contributions to the Plan due to the expiration of the tax credit provisions of the Code. Effective November 30, 1991, Kaydon Corporation recognized the cessation of accruals and allocations under the profit sharing employee stock ownership plan which was intended to meet the requirements of Section 409A of the Code and expanded the available investments and the scope of participant investment direction with respect to the 401(k) profit sharing and stock bonus portion of the Plan.

         1.6 QUALIFYING EMPLOYER SECURITIES AND SPECIAL RULE. The Plan is intended to allow up to 100% of the Plan assets to be invested in qualifying employer securities within the meaning of Section 407 of ERISA. The maximum number of shares which may be allocated to Participants under this Plan is determined by the Form S-8 Registration Statement for the Plan, as amended from time to time.

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                                   ARTICLE II
                                   DEFINITIONS

         2.1 ACCOUNT BALANCE. The Account Balance is the sum of:

         (a) SINGLE PARTICIPANT INVESTMENT. The value of a participant's Single Participant Investment from time to time; and

         (b) OTHER. The value of a participant's accounts other than a Single Participant Investment from time to time, including all allocations as of the coincident or immediately preceding Allocation Date and the appropriate portion of the earnings, losses and adjustments in value from that Allocation Date to the date of any distribution.

         2.2 ACTIVE PARTICIPANT. An Active Participant is an Employee who has met the Eligibility Requirements of Section 3.1 who begins to participate in the Plan under Section 3.2. An Employee who becomes an Active Participant remains an Active Participant until the Employee is no longer employed as an Employee and remains a participant until death or the participant's entire vested Account Balance is distributed.

         2.3 AFFILIATED EMPLOYER. An Affiliated Employer is an employer included within a controlled group of corporations, a group of trades or businesses under common control, or an affiliated service group (as defined in Code Sections 414(b), (c), (m), or (o)) with the Employer.

         2.4 ALLOCATION DATE. Effective January 1, 1992, each business day is an Allocation Date for Participant Contributions, earnings, losses and other adjustments in value (except that earnings on the CIGNA Cash Transaction Account are allocated as of December 31 of each year). Prior to that, the Allocation Dates were March 31, June 30, September 30 and December 31, although earnings, losses and other adjustments in value were credited to participants' Accounts to the date Stock in the Account was sold or another investment liquidated for purposes of distribution. Effective November 30, 1989 through November 30, 1991, November 30 was also an Allocation Date. The Allocation Date for Employer Contributions and forfeitures is December 31. The Committee may designate one or more interim Allocation Dates.

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         2.5 BREAK IN SERVICE. A Break in Service is a Plan Year in which an individual has not completed more than five hundred (500) Hours of Service. An unpaid leave of absence under the Family and Medical Leave Act of 1993 shall not be treated as or counted toward a Break in Service.

         (a) DATE OF BREAK. A Break in Service occurs on the first day of the applicable Plan Year.

         (b) M/PATERNITY LEAVE. To determine whether an individual has incurred a Break in Service, the individual is credited with up to five hundred one (501) Hours of Service during a M/Paternity Leave.

               (i) DEFINED. M/Paternity Leave is an absence from employment due to the individual's pregnancy, the birth of the individual's child, the individual's adoption of a child or the individual's care of a new born or recently adopted child. The individual must certify that the absence is due to M/Paternity Leave, specify the exact period of the absence, and provide either medical certification of the birth or legal certification of the adoption.

              (ii) CREDITING. An individual shall, during the M/Paternity Leave, be credited with the individual's regularly scheduled work hours. If the individual is not regularly scheduled, the individual shall be credited with eight (8) Hours of Service for each normally scheduled work day during the Leave. The Hours shall be credited to the Plan Year in which the absence occurs, or to the next Plan Year, as necessary, to prevent a Break in Service.

         (c) OTHER SPECIAL RULES. To determine whether an individual has incurred a Break in Service, the individual is credited with Hours of Service for any period of time during which the individual is:

               (i) LAY-OFF. Laid off if the individual re-enters the employ of an Employer within twelve (12) months following the date of layoff;

              (ii) ILLNESS. Absent for a period of illness not in excess of twelve (12) months;

             (iii) LEAVE OF ABSENCE. On leave of absence authorized by an Employer for a period not in excess of two (2) years. A leave of absence may be granted for pregnancy, disability, sickness, death, or any other family obligation or status; for personal or family hardship or special business circumstances; for educational purposes; or for civic, charitable or governmental services. All Employees under similar circumstances shall be treated in a similar manner; or

             (iv) TRANSFER. Employed by a business entity other than an Employer to which the individual transferred at the request of an Employer.

         Hours of Service for these periods are credited based on the Hours of Service which would have accumulated had the individual worked during the regularly scheduled work weeks during the absence.

         (d) FIRST SHORT PLAN YEAR. An individual will not incur a Break in Service for the First Short Plan Year (January 1, 1989 - November 30, 1989) unless the individual failed to both:

             (i) PRO RATA ALLOCATION. Complete 458.33 or more Hours of Service for the Short Plan Year; and

             (ii) PERIOD. Complete 500 or more Hours of Service for the period beginning January 1, 1989 and ending December 31, 1989.

         (e) SECOND SHORT PLAN YEAR. An individual will not incur a Break in Service for the Second Short Plan Year (December 1, 1991 - December 31, 1991) unless the individual failed to both:

             (i) PRO RATA ALLOCATION. Complete 41.67 or more Hours of Service for the Short Plan Year; and

             (ii) PERIOD. Complete 500 or more Hours of Service for the period beginning December 1, 1991 and ending November 30, 1992.

         2.6 COMPENSATION. Except as otherwise provided, Compensation is wages, salaries, fees for professional services, and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer (or Affiliated Employer) to the extent that the amounts are includible in gross income (including, but not limited to, overtime and shift premiums, commissions paid salesman, compensation for services on the basis of a percentage of profits and bonuses (except as excluded below)) (reduced simplified general Section 415 Compensation as provided in Reg. Sections 1.415-2(d)(10) and 1.414(s)-1(c)(3) and salary continuation payments, plus any salary reduction contribution made by the Employer and excluded from gross income as a cafeteria plan contribution under Code Section 125, a 401(k) profit sharing or simplified employee pension
(SEP) plan contribution, or a Code Section

403(b) tax deferred annuity contribution, any compensation deferred under an eligible Code Section 457(b) deferred compensation plan and any Code Section 414(h)(2) pick-up contributions.

         (a) DETAIL. A listing of the types of remuneration not included in this definition of Compensation is provided in Appendix B. (This definition of Compensation is intended to reflect the definition prior to amendment and restatement. In the case of any difference, the prior definition shall control for the periods involved.)

         (b) EMPLOYER RELATED. Compensation includes only those items relating to the participant's employment with the Employer (or Affiliated Employer).

         (c) EXCLUSION. For purposes of determining and allocating Employer Contributions under Article VI (other than Minimum Top Heavy Contributions) and ACP and ADP testing, Compensation excludes compensation earned before becoming and after ceasing to be an Active Participant.

         (d) DOLLAR LIMIT. Compensation for any Plan Year may not exceed the Annual Compensation Limit. The Annual Compensation Limit is $150,000 ($200,000, effective January 1, 2002), as adjusted under Code Section 401(a)(17)(B).

         2.7 EMPLOYEE. An Employee is any person employed by an Employer who receives compensation for personal services rendered to the Employer which is subject to withholding for federal income tax purposes, except nonresident aliens who do not receive any earned income (as defined in Code Section 911(d)(2)) from an Employer which constitutes United States source income (as defined in Code Section 861(a)(3)) and Leased Employees. Employee also excludes any person who is classified by the Employer as other than an Employee even if it is later determined that the classification is not correct.

         (a) DEFINITION. Leased Employee means an individual described in and required to be treated as employed by the recipient under Code Sections 414(n) and 414(o) and Regulations. For this definition, the term recipient includes the Employer and any Related Employer for whom the individual performs services.

             (i) CODE SECTION 414(N). A Leased Employee under Code Section 414(n) is an individual who is not an Employee but who performs services for the recipient under the primary direction or control of the recipient, pursuant to an agreement between the recipient and a leasing organization, on a full-time basis for at least a one-year period.

             (ii) CODE SECTION 414(O). A Leased Employee includes a leased owner or a leased manager determined to be a Leased Employee under Code
         Section 414(o) and the Regulations.

         (b) EXCEPTIONS. An individual is not a Leased Employee if:

             (i) LESS THAN 20%. Leased Employees determined under (a) above do not constitute more than 20% of the recipient's non-highly compensated work force, and

             (ii) COVERED BY PLAN DESCRIBED IN CODE SECTION 414(N). The individual is covered by a money purchase pension plan described in Code Section 414(n) maintained by the leasing organization with a nonintegrated employer contribution rate of at least 10% of Section 415 Compensation, immediate participation for all employees of the leasing organization, and full and immediate vesting. Immediate participation shall not be required for employees who received less than $1,000 in compensation from the leasing organization in each Plan Year during the four-year period ending with the current Plan Year.

         2.8 HIGHLY COMPENSATED EMPLOYEE. For Plan Years beginning after December 31, 1996:

         (a) DEFINITION. Highly Compensated Employee for a Plan Year means any Employee who:

             (i) 5% OWNER. Was a 5% Owner at any time during the current Plan Year or the 12-month period immediately preceding the current Plan Year; or

             (ii) COMPENSATION. Received Section 415 Compensation during the Look-Back Year in excess of $80,000 (as adjusted under Code Section 415(d)).

         (b) DETERMINATION RULES. The determination of who is a Highly Compensated Employee for a Plan Year shall be made under Code Section 414(q) and Regulations, including the following rules:

             (i) LOOK-BACK YEAR. "Look-Back Year" means the 12-month period immediately preceding the current Plan Year.

             (ii) TOP-PAID 20%. The following Employees are excluded before determining the top-paid 20% of Employees:

                   (A) AGE AND SERVICE. Employees who have not attained age 21 or completed six months of service by the last day of the Look-Back Year;

                   (B) PART-TIME/SEASONAL. Employees who normally work less than
             17 1/2 hours per week or normally work six months or less in any Plan Year;

                   (C) NONRESIDENT ALIENS. Employees who are nonresident aliens receiving no earned income from sources within the United States;
             and

                   (D) COLLECTIVE BARGAINING EMPLOYEES. Employees covered by a collective bargaining agreement if more than 90% of all Employees are covered by a collective bargaining agreement and this plan excludes them.

             (iii) COMPENSATION. For Plan Years beginning before January 1, 1998, for purposes of determining compensation under (a) above, compensation means Section 415 Compensation plus elective contributions that are excluded from gross income by Code Sections 125, 402(e)(3), 402(h)(1)(B), or 403(b).

             (iv) FORMER EMPLOYEES. A former Employee who was a Highly Compensated Employee at termination of employment or at any time after attaining age 55 shall be a Highly Compensated Employee at all times thereafter.

             (v) CONSISTENCY. For Plan Years beginning on or after January 1, 1998, the determination of Highly Compensated Employees shall be applied consistently to the determination years of all qualified retirement plans maintained by the Employer (and any Related Employer) that begin with or within the same calendar year. For Plan Years beginning on or after January 1, 2000, the consistency requirement applies to all qualified retirement and non-retirement plans. For purposes of this provision, determination year means the plan year for which the determination of Highly Compensated Employees is being made.

         2.9 HOUR OF SERVICE. An Hour of Service is an hour for which an employee is paid or entitled to be paid by the Employer (or Affiliated Employer, except for hours before the affected Employers become affiliated): for the performance of duties for the Employer (or Affiliated Employer) during the applicable period; for a period of time during which no duties are performed (whether or not employment has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, Military Service, leave of absence, or other similar reasons, related to the Employer (or Affiliated Employer); or for back pay, irrespective of mitigation of damages, based on a settlement or award involving the Employer (or Affiliated Employer).

         (a) EXCLUDED HOURS. Hours of Service are not credited for periods for which payments are received under applicable worker's compensation, unemployment compensation or disability laws or for payments which reimburse an Employee for medical or medically related expenses.

         (b) MAXIMUM CREDIT. For periods during which no duties are performed or back pay is awarded, an employee is not credited with greater than five hundred one (501) Hours of Service during any single, continuous period during which no services are performed for the Employer (or Affiliated Employer). An employee is not credited with Hours of Service under this subsection in excess of regularly scheduled hours for the performance of duties during the period. Credit is not given twice for any Hour of Service. This rules does not limit the crediting of Hours of Service for paid non-duty vacation, holiday, bereavement, jury duty, or short-term military service time.

         (c) UNIT OF TIME PAYMENT. If non-duty or back-pay payments are determined by units of time, an employee is credited with the number of regularly scheduled working hours included in the units of time upon which the payment is calculated. If the employee does not have a regularly scheduled workweek, hours are calculated on a reasonable basis which reflects the average hours worked by the employee.

         (d) OTHER METHOD OF PAYMENT. If non-duty or back-pay payments are not determined on the basis of time, an employee is credited with Hours of Service determined by dividing the amount of the payment by the employee's most recent rate of hourly compensation. If an employee is not paid on an hourly basis, the hourly rate is determined by dividing the most recent compensation for the period of payment by the number of hours regularly scheduled for the period, or if not regularly scheduled, by the average number of hours worked during the period. If an employee's compensation is not determined on the basis of a fixed rate for specified periods, the employee's hourly rate is the lowest hourly rate paid to employees in the same job classification. If no employees in the same job classification have an hourly rate, the rate is the minimum wage under
Section 7(a)(1) of the Fair Labor Standards Act of 1938, as amended.

         (e) CREDITING. Hours of Service for which duties are performed are credited to the Plan Year in which the duties are performed. Hours of Service for which no duties are performed or for back pay are credited to the Plan Year to which the payment relates. Hours, other than back pay, not calculated on units of time, shall not extend beyond the first two (2) Plan Years.

         (f) QUALIFIED MILITARY SERVICE. If employment terminates due to Qualified Military Service, the Employee shall be credited with Hours of Service for the hours the Employee would have been scheduled to work during the period of Qualified Military Service.

             (i) DEFINITION OF QUALIFIED MILITARY SERVICE. "Qualified Military Service" means the performance of duty, on a voluntary or involuntary basis, in a uniformed service under competent authority and includes active duty, active duty for training, initial active duty for training, inactive duty training, full-time National Guard duty, and a period for which a person is absent from a position of employment for the purpose of an examination to determine the fitness of the person to perform any such duty. For purposes of this definition, a uniformed service means the Armed Forces, the Army National Guard and the Air National Guard when engaged in active duty for training, inactive duty training, or full-time National Guard duty, the commissioned corps of the Public Health Service, or any other category of persons designated by the President in time of war or national emergency.

             (ii) QUALIFICATION/REEMPLOYMENT. To qualify for this credit, the Employee must return to employment with the Employer in accordance with and within the time limits established by the Uniformed Services Employment and Reemployment Rights Act of 1994 ("USERRA") (Chapter 43 of Title 38 of the United States Code).

         (g) SPECIAL RULE FOR PRIOR SERVICE. An employee is also credited with an Hour of Service with respect to each hour of employment with any predecessor business entity of an Employer or with a business entity the business or assets of which were acquired by an Employer prior to the date the Employer adopted the Plan.

         (h) SPECIAL RULE FOR DUTY HOURS. If an Employer does not maintain hourly records with respect to any employee, the employee is credited with forty-five (45) Hours of Service for each week in which the employee is entitled to be credited with a duty Hour of Service.

         (i) LEASED EMPLOYEE. Hours of Service shall be credited for any period for which an individual is a Leased Employee or would have been a Leased Employee but for the requirement that the individual perform services as described in Section 2.7(a)(i)(A) on a full-time basis for at least a one-year period.

         2.10 LIMITATION YEAR. The Limitation Year is the Plan Year.

         2.11 NORMAL RETIREMENT AGE. Normal Retirement Age is 65.

         2.12 PLAN YEAR. The Plan Year is an annual accounting period ending each December 31.

         (a) FIRST CHANGE. Effective December 1, 1989 through November 30, 1991, the Plan Year was a period of twelve months beginning December 1 and ending November 30. A First Short Plan Year began January 1, 1989 and ended November 30, 1989.

         (b) SECOND CHANGE. Effective January 1, 1992, the Plan year returned to a period of twelve months beginning January 1 and ending December 31. A Second Short Plan Year began December 1, 1991 and ended December 31, 1991.

         2.13 QUALIFIED ORDER. A Qualified Order is an order issued by a competent State Court with jurisdiction under its domestic relations law which meets the following conditions.

         (a)   REQUIREMENTS. The order must:

               (i) RECIPIENT. Identify the recipient who must be the then or former spouse, child or dependent of the participant;

              (ii) SUBJECT. Provide for payment in connection with alimony, child support or a division of marital property; and

             (iii) CONTENTS. Contain the name and address of the participant and the recipient, the amount or percentage of the payment and the duration of the payment.

         (b)   RESTRICTIONS. The order must not require:

               (i) INCREASE. The Plan to pay more to the participant and all recipients than the participant's Vested Account Balance;

              (ii) METHOD, DURATION. A method or duration of payment not permitted under the Plan;

             (iii) PAYMENT. Payment to begin before the earliest of: a Distributive Event or the later of the date the participant attains age 50 or could begin receiving benefits upon separation from service;

              (iv) CANCEL. Cancellation of the prior right of another recipient; or

             (v) BENEFICIARY. A greater right to designate a beneficiary for a recipient's benefit amount than the participant's right, or application of the Joint and Spousal Survivor benefit or the Spousal Survivor Annuity to the spouse of the recipient.

         2.14 QUALIFYING SPOUSE. A Qualifying Spouse is an individual to whom the participant has been legally married for at least one (1) year before the earlier of the first day of the first period for which benefits are paid or the date of the participant's death and to whom the participant remains married at that time.

         (a) SPECIAL RULES. A Qualifying Spouse includes: to the extent of the interest provided under a Qualified Order, an individual who is a former spouse who was married to the participant for at least one year who is required to be treated as a Qualifying Spouse under the Order and, for provisions relating to the Joint and Spousal Survivor form, an individual whom a participant legally married within one (1) year before the first day of the first period for which benefits were paid and to whom the participant has been legally married for at least one (1) year before the date of the participant's death and to whom the participant remains married at that time.

         (b) QDRO SPOUSE. A Qualifying Spouse does not include a spouse or former spouse to the extent benefits are payable to or with respect to a prior spouse who is treated as a Qualifying Spouse under a Qualified Order.

         2.15 STOCK. Stock is common stock of Kaydon Corporation.

         2.16 TOP HEAVY. The Plan is Top Heavy for any Plan Year in which the present value of Accrued Benefits for Key Employees is more than sixty percent (60%) of the present value of Accrued Benefits for all Participants excluding former Key Employees. The Plan is Super Top Heavy for any Plan Year in which the present value of Accrued Benefits for Key Employees is more than ninety percent (90%) of the present value of Accrued Benefits for all Participants excluding former Key Employees.

         (a) REQUIRED AGGREGATION. A Required Group includes each plan of the Employer (or Affiliated Employer) in which a Key Employee participates or participated at any time during the five year period ending on the Determination Date (whether or not terminated) or which enables any such plan to meet the nondiscrimination and participation requirements of Code Sections 401(a)(4) or
410. If the Group is Top Heavy, all plans in the Group are Top Heavy. If the Group is not Top Heavy, all plans in the Group are not Top Heavy.

         (b) PERMISSIVE AGGREGATION. A Permissive Group may include any other plan of the Employer (or Affiliated Employer) or to which the Employer contributes which, when considered with any Required Group, satisfies the nondiscrimination and participation requirements of Code Sections 401(a)(4) and 410 and provides comparable contributions or benefits. If the Permissive Group is Top Heavy, only the plans in the Required Group are Top Heavy. If the Permissive Group is not Top Heavy, all plans in the Permissive Group are not Top Heavy.

         (c) KEY EMPLOYEES. A Key Employee is an Employee or former Employee (including any deceased Employee or the Beneficiary of any deceased Employee) who, under Code Section 416(i), is or was, during the determination period (the Plan Year containing the Determination Date and the four preceding Plan Years), one of the following:

             (i) OFFICER. An officer of an Employer or Related Employer if the officer's Section 415 Compensation exceeds 50% of the defined benefit dollar limit under Code Section 415(b)(1)(A) (as adjusted under Code
         Section 415(d)) for the Plan Year (effective January 1, 2002, $130,000, as adjusted under code Section 416(i)(1) for Plan Years beginning after December 31, 2002);

             (ii) TOP 10 OWNERS. Through December 31, 2001, one of the 10 Employees owning the largest interests, exceeding 1/2%, in an Employer or Related Employer if the Employee's Section 415 Compensation exceeds $30,000 (or the Defined Contribution Dollar Limit, if greater);

             (iii) 5% OWNER. A 5% Owner; or

             (iv) 1% OWNER; $150,000 COMPENSATION. A 1% owner, determined under the definition of 5% Owner but replacing "5%" with "1%," whose Section 415 Compensation exceeds $150,000.

Ownership under (ii) above, as well as under (iii) and (iv) pursuant to the definition of 5% Owner, shall be determined separately for each Employer and Related Employer. Compensation for (i), (ii), and (iv) above for a Plan Year is determined without regard to the Annual Compensation Limit. For Plan Years beginning before January 1, 1998, for purposes of determining compensation under
(i), (ii), and (iv) above, compensation means

Section 415 Compensation plus elective contributions that are excluded from gross income by Code Sections 125, 402(e)(3), 402(h)(1)(B), or 403(b).

         (d) DETERMINATION. Top Heavy status and Account Balances are determined under Code Section 416(g) on the last day of the preceding Plan Year, or, for the initial Plan Year, the last day of that Plan Year (Determination Date).

             (i) PERSONS INCLUDED. Key Employees include individuals who had that status during the Plan Year or any of the four (4) preceding Plan Years or who are their beneficiaries. For purposes of this section, Participants include individuals who were Employees during the Plan Year or any of the four (4) preceding Plan Years, without regard to whether the individual actually receives compensation for the personal services rendered to the Employer.

             (ii) ACTUARIAL ASSUMPTIONS. The actuarial assumptions for this determination, if any, are set forth in Appendix C.

             (iii) ACCRUED BENEFITS. The Accrued Benefit under the Plan and any other defined contribution plan is the Participant's Account Balance. The Accrued Benefit under a defined benefit plan is the Participant's annualized normal retirement benefit under the basic form determined under that plan's accrual method. Effective on the first day of the 1987 Plan Year, January 1, 1987, for Participants other than Key Employees, if there is no specified uniform accrual method, the Accrued Benefit is determined as if the benefit accrued not more rapidly than the slowest accrual rate permitted under Code Section 411(b)(1)(C).

                  (A) DISTRIBUTIONS. Accrued Benefits include distributions made during the Plan Year and the four (4) preceding Plan Years, other than benefits already included, and contributions due and unpaid in the first year of the Plan or to a money purchase, target benefit or defined benefit pension plan.

                  (B) EXCEPTION. Effective January 1, 2002, the four preceding
             Plan Years shall not be considered for this purpose unless the distribution was made other than upon separation for service, death, or disability. In addition, effective January 1, 2002, the accounts of any individual who has not performed services for the Employer or an Affiliated Employer during the one-year period ending on the Determination Date shall not be taken into account.

             (iv) OWNERSHIP. Ownership is determined under Code Section 318 modified by Code Section 416(i)(1)(B)(iii) without regard to the aggregation rules under Code Sections 414(b), (c), (m) and (o).

             (v) OTHER PLANS. For other plans of an Employer, values shall be determined on the Determination Date ending on or within the same calendar year.

         2.17 YEAR OF SERVICE. A Year of Service is:

         (a) GENERAL RULE. A Plan Year in which at least one thousand (1,000) Hours of Service are completed.

         (b) PRE-AMENDMENT AND RESTATEMENT. All Years of Service credited under the Plan before amendment and restatement in accordance with the prior plan document.

         (c) PREDECESSOR EMPLOYER. Years of Service credited prior to July 1, 1992 with The Cooper Split Roller Bearing Corp. and, for purposes of eligibility to participate only, a Year of Service as otherwise defined by this Plan but including Hours of Service credit for the individual's period of employment prior to April 1, 1994 with Industrial Tectonics, Inc.

         (d) FIRST SHORT PLAN YEAR. For the First Short Plan Year, completion of:

             (i) PRO RATA ALLOCATION. 916.66 or more Hours of Service for the Short Plan Year; or

             (ii) PERIOD. 1,000 or more Hours of Service for the period beginning January 1, 1989 and ending December 31, 1989.

         (e) SECOND SHORT PLAN YEAR. For the Second Short Plan Year, completion of:

             (i) PRO RATA ALLOCATION. 83.33 or more Hours of Service for the Short Plan Year; or

             (ii) PERIOD. 1,000 or more Hours of Service for the period beginning December 1, 1991 and ending November 30, 1992.

Years of Service credited prior to a Break in Service are disregarded for all purposes under the Plan upon a return to employment until the Employee again completes one-thousand (1,000) Hours of Service for the performance of duties during the twelve (12) month period following the date on which the Employee completes an Hour of Service after the Break in Service or during any calendar year beginning on or following that date. Years of Service credited prior to a distribution of a participant's entire vested Account Balance after termination of employment are disregarded (with respect to previous allocations) upon a return to employment unless the individual repays the distribution in accordance with the limits of Article VI.

                                                                 Third Amendment

                                   ARTICLE III
                          ELIGIBILITY AND PARTICIPATION

         3.1 ELIGIBILITY REQUIREMENTS. An Employee is eligible to become an Active Participant when the Employee:

         (a) GENERAL. Effective January 1, 1997, for individuals hired after December 31, 1996:

             (i)  AGE. Attains age 21; and

             (ii) SERVICE. Completes one thousand (1,000) or more Hours of Service during the one year period beginning with the individual's first Hour of Service or during a Plan Year beginning during that period or thereafter. The Service requirement is satisfied upon completion of the 1,000th Hour of Service where that occurs prior to the end of the one year or the Plan Year measuring period.

         (b) PRIOR RULE. Effective January 1, 1992, for individuals hired before January 1, 1997:

               (i) AGE. Attains age 21;

              (ii) EMPLOYMENT. Completes six months of employment with an Employer or Affiliated Employer; and

             (iii) SERVICE. Completes five-hundred (500) or more Hours of Service prior to the end of the six (6) month period immediately subsequent to the date on which the Employee completes the Employee's first Hour of Service.

             If the Employee does not complete five-hundred (500) or more Hours of Service within that period, Hours of Service are calculated over a rolling six month period.

         (c) SPECIAL RULE. Notwithstanding the Prior eligibility rule, the 500 Hour of Service requirement shall not operate to delay the participation of an individual who completes 1000 Hours of Service during the one year period beginning with the individual's first Hour of Service or a Plan Year beginning during that period or thereafter. An individual who completes 1000 Hours of Service during that period or a Plan Year who is not already an Active Participant under the 500 Hour of Service rule is, upon attaining 21, eligible to become an Active Participant on the next entry date (or that date, if it is an entry date).

      3.2 PARTICIPATION. Every Active Participant in the Plan on the
Effective Date remains an Active Participant. Each Employee who satisfies the Eligibility Requirements on the Effective Date is an Active Participant on the Effective Date. Effective January 1, 1992, except as provided by the Special Rules, each other Employee is an Active Participant on the first January 1, April 1, July 1, or October 1 coincident with or after the Employee satisfies the Eligibility Requirements.

         (a) PRIOR RULES. Effective January 1, 1989, except as provided by the Special Rules, each other Employee was an Active Participant on the first January 1 or July 1 coincident with or after the Employee satisfied the Eligibility Requirements. Effective December 1, 1989 through December 1, 1991, except as provided by the Special Rules, each other Employee was an Active Participant on the first December 1 or June 1 coincident with or after the Employee satisfied the Eligibility Requirements.

         (b) SPECIAL RULES. Notwithstanding the current and prior Participation rules,

               (i) KOPPERS. Each Employee who was a participant in the Retirement Plan of Koppers Company, Inc. and Subsidiaries for Salaried Employees or the Koppers Company, Inc. Retirement Benefit Plan For Hourly Paid Employees on June 30, 1986 who was employed by an Employer on January 1, 1987 became an Active Participant in this Plan on January 1, 1987;

              (ii) TRW/RAMSEY. Each Employee who was a participant in the TRW Salaried Pension Plan or the Ramsey Corporation Hourly Retirement Income Plan on July 14, 1987 who was employed by an Employer on January 1, 1988 became a Participant in this Plan on January 1, 1988;

             (iii) COOPER BEARING. Each Employee who was a participant in the Cooper Bearing Company Employees' 401(k) Deferred Compensation Plan on June 30, 1992 who was employed by an Employer on July 1, 1992 became an Active Participant in this Plan on July 1, 1992; and

              (iv) ITI. Each Employee who was a participant in the Industrial Tectonics, Inc. 401(k) Plan on January 30, 1994 who was employed by an Employer or Industrial Tectonics Inc on January 31 1994 shall be a Participant in this Plan on April 1, 1994.

         (c) CHANGE OF PLAN YEAR. No change of Plan Year may postpone the date of Participation of any Employee who would have become a Participant on January 1, 1990, July 1, 1990, June 1, 1992, or December 1, 1992 in the absence of the change of Plan Year.

         3.3 RE-PARTICIPATION. An Employee who is reemployed by the Employer following a Break in Service becomes an Active Participant:

         (a) PRIOR ACTIVE PARTICIPANT. On the first day on which the Employee again completes an Hour of Service for the performance of duties as an Employee if the Employee was an Active Participant at the beginning of the Break in Service or if the Participant returns to the employ of an Employer within thirty
(30) days after cessation of Disability.

         (b) OTHER. As a new Employee if the Employee was not an Active Participant at the beginning of the Break in Service.

         3.4 TRANSFERRED EMPLOYEES. Plan benefits of employees who transfer employment among Employers, among classifications within the Employers, or among an Employer and an Affiliated Employer which has not adopted the Plan are coordinated as follows.

         (a) IN GENERAL. A Transfer is a change in job responsibilities in which the employee is employed by an Employer or an Affiliated Employer both before and after the change, the employee is an eligible Active Participant in this Plan either before or after the change, and the employee first performs an Hour of Service in the new job (the End of Transfer) before the fifth anniversary of the date on which the employee last performed an Hour of Service in the old responsibilities (the Beginning of the Transfer).

             (i) DIRECTION. The coordination depends upon whether the employee is Transferring into or out of this Plan and upon whether the other plan involved in the Transfer is a defined benefit plan or a defined contribution plan.

             (ii) VESTING AND PARTICIPATION. In all transfers, the employee's employment year service and Years of Service for vesting and participation purposes with an Employer and an Affiliated Employer credited for vesting and participation purposes under this Plan and all plans to which, or from which, the employee transfers. An employee is entitled to a benefit from a plan only if the employee's aggregate service for vesting purposes entitles the employee to a benefit under that plan's vesting schedule.

         (b) TRANSFERS OUT. An employee who Transfers from employment covered by this Plan to employment with an Employer or an Affiliated Employer not covered by this Plan receives an amount under this Plan based on accruals under this Plan for the portion of the plan year of Transfer prior to the Beginning of the Transfer to the extent the employee is eligible under the terms of this Plan. The employee's Accounts in this Plan will continue to share in investment gains or losses under the terms of this Plan, and will continue to be subject to participant investment direction under this Plan from and after the Beginning of the Transfer.

             (i) TRANSFER TO A DEFINED BENEFIT PLAN. If the employee participates in a defined benefit plan maintained by an Employer or an Affiliated Employer, to the extent provided in that plan, the employee will receive a benefit from the defined benefit plan to which the employee Transferred based only upon the employee's service and compensation with the Employer or Affiliated Employer (except as limited by that plan) subsequent to the End of the Transfer.

             (ii) TRANSFER TO A DEFINED CONTRIBUTION PLAN. If the employee participates in a defined contribution plan maintained by an Employer or an Affiliated Employer, the employee will receive an amount under the defined contribution plan to which the employee Transferred based on accruals under that plan for the portion of the plan year of Transfer and later plan years subsequent to the End of the Transfer to the extent the employee is eligible under the terms of that plan. In addition, to the extent the employee is fully vested, the plans so provide, the employee requests, the plans' qualified status is unaffected and no plan amendments or plan operational changes are necessary to carry out the transfer, the employee's account balance in this Plan will be transferred in a trustee to trustee transfer to the other defined contribution plan as soon as administratively practicable after the End of the Transfer.

         (c) TRANSFERS IN. An employee who Transfers from employment with an Employer or an Affiliated Employer not covered by this Plan to employment covered by this Plan receives an amount under this Plan based on accruals under this Plan for the portion of the plan year of Transfer and later plan years subsequent to the End of the Transfer to the extent the employee is eligible under the terms of this Plan.

              (i) TRANSFER FROM A DEFINED BENEFIT PLAN. If the employee participated in a defined benefit plan maintained by an Employer or an Affiliated Employer, the employee will receive no additional service for benefit accrual purposes under that defined benefit plan from and after the Beginning of the Transfer. The employee's Average Monthly Compensation under that plan is fixed as of the Beginning of the Transfer and the employee's benefit at or after ultimate termination of employment with the Employer and Affiliated Employers is determined under that plan's benefit formula or benefit multiplier in effect at the Beginning of the Transfer.

             (ii) TRANSFER FROM A DEFINED CONTRIBUTION PLAN. If the employee participated in another defined contribution plan maintained by an Employer or an Affiliated Employer, the employee will receive an amount under the defined contribution plan from which the employee Transferred based on accruals under that plan for the portion of the plan year of Transfer prior to the Beginning of the Transfer to the extent the employee is eligible under the terms of that plan. The employee's account in that plan will continue to share in investment gains or losses under the terms of that plan as long as the account remains part of that plan. In addition, to the extent the employee is fully vested, the plans so provide, employee requests, the plans' qualified status is unaffected and no plan amendments or plan operational changes are necessary to carry out the transfer, the employee's account balance in that plan will be transferred in a trustee to trustee transfer to this Plan as soon as administratively practicable after the End of the Transfer.

         (d) SPECIAL RULE. All Transfers are subject to the following special rules.

             (i) NON-RESIDENT ALIENS. These Transfer rules do not apply to transfers in which the employee was or becomes a non-resident alien or in which a plan not subject to ERISA is involved.

             (ii) DETERMINATION OF SERVICE. Unless otherwise provided, Years of Service are determined under the plan under which the service was earned.

                                   ARTICLE IV
                             EMPLOYER CONTRIBUTIONS

         4.1 EMPLOYER CONTRIBUTIONS. For each Plan Year, the Employer:

         (a) SALARY DEFERRED. Must contribute the sum of Active Participant Salary Deferred Contributions.

         (b) REGULAR PROFIT SHARING. May contribute a Regular Profit Sharing Contribution. The amount of the contribution, if any, is determined by the Committee or the Board of Directors of Kaydon Corporation in its discretion, subject to the maximum limitations of this Plan. A Regular Profit Sharing Contribution is allocated under Article VI and is subject to the applicable Vesting Schedule.

         (c) QUALIFYING. May contribute a Qualifying Contribution which is, effective on the first day of the 1987 Plan Year, January 1, 1987:

             (i) NON-DISCRIMINATORY. Part or all of an Employer Contribution which is non-discriminatory under Code Section 401(a)(4) determined with and without the Qualifying Contribution;

             (ii) NOT USED. Not taken into account in determining whether any other contributions or benefits are non-discriminatory under Code Sections 401(a)(4); or under Code Sections 401(k)(3) or 401(m) except to the extent designated by the Employer for that purpose under this Plan;

             (iii) ALLOCATED. Allocated to the Active Participant as of a date within the Plan Year; and

             (iv) INCREASE. Not effective to increase the difference between the Actual Contribution Percentages (ACP) or Actual Deferral Percentages (ADP) for the Highly Compensated and Non-Highly Compensated groups.

The amount of the contribution, if any, is determined by the Board of Directors of Kaydon Corporation in its discretion, subject to the maximum limitations of this Plan.

         (d) TOP HEAVY MINIMUM. Must, if applicable, with respect to the non-collectively bargained employees, contribute the Minimum Top Heavy Contribution. The Minimum Top Heavy Contribution for each Plan Year in which the Plan is Top Heavy is:

               (i) SINGLE PLAN. If the Employer does not maintain another qualified retirement plan, or for Active Participants in just this Plan, the lesser of three percent (3%) of the Section 415 Compensation of each non-collectively bargained Non-Key Employee Active Participant employed by the Employer (or Affiliated Employer) on the last day of the Plan Year or the highest percentage of Section 415 Compensation allocated to a Key Employee multiplied by the Section 415 Compensation of those Participants (the Regular Minimum). For this purpose, Salary Deferred Contributions allocated to Key Employees are treated as an Employer Contribution allocated to a Key Employee. The Amount is determined without regard to the integration of contributions with Social Security or an Active Participant's failure to make a Mandatory Contribution.

              (ii) ANOTHER DEFINED CONTRIBUTION PLAN. If the Employer maintains another qualified defined contribution plan in which an Active Participant also participates, the Regular Minimum contribution of the Plan which comes first in the following priority order: a target benefit plan, a money purchase pension plan, a leveraged employee stock ownership plan, a stock bonus plan, or a tax credit employee stock ownership plan.

             (iii) ANOTHER DEFINED BENEFIT PLAN. If the Employer maintains a defined benefit plan in which an Active Participant also participates, a contribution to the defined benefit plan which will fund the Minimum Benefit under the defined benefit plan, offset by the benefits provided under this and any other defined contribution plan of the Employer. If the Employer maintains a defined benefit plan, the Plan is not Super Top Heavy and the Employer elects to utilize the greater multiplier for dollar limitations in the denominator of the defined benefit and defined contribution fractions, the Minimum Benefit Multiplier is three percent (3%) rather than two percent (2%).

The Minimum Contribution may be satisfied by Regular Profit Sharing, Qualifying and, effective January 1, 2002, Matching Contributions.

         (e) FORFEITURE RESTORATION. Shall contribute for a reemployed Active Participant the amount of the forfeited Nonvested Account required to be restored under Article VI, unadjusted for earnings, losses or adjustments in value, less the allocable portion of forfeitures under Article VI.

         4.2 MAKE-UP CONTRIBUTIONS UNDER USERRA. Effective December 12, 1994, a Participant who returns from Qualified Military Service to employment with the Employer within the time limits established by USERRA is entitled to make up contributions the Participant could have made and to receive an allocation of Employer Contributions the Participant would have received if the Participant had been employed by the Employer during the period of Qualified Military Service.

         (a) MAKE-UP CONTRIBUTIONS. Make-up contributions required by USERRA are treated as having been made in the Plan Year for which they are made and shall not be subject to the applicable plan contribution and deduction limits for the Plan Year in which the contributions are actually made. The make-up contributions, or the right to make such contributions, shall not cause this plan to fail to meet the coverage, nondiscrimination, and top-heavy requirements of the Code.

             (i) ELECTIVE CONTRIBUTIONS. A Participant may elect to have additional Elective Contributions made in accordance with Section 4.2 beginning on the date of the Participant's reemployment and extending five years or, if less, three times the period of the Participant's Qualified Military Service. Additional Elective Contributions shall not exceed the amount that would have been permitted under this plan if the Participant had continued to be employed by the Employer during the period of Qualified Military Service minus the Participant's Elective Contributions actually made during such period, if any.

             (ii) DISCRETIONARY EMPLOYER CONTRIBUTIONS. As soon as administratively feasible after the Participant's reemployment, the Employer shall contribute to this plan, and allocate to the Participant's accounts, the Employer Contributions (other than Elective Contributions, Matching Contributions, and Qualified Matching Contributions) that the Participant would have received but for the period of Qualified Military Service. The Employer shall make any Matching Contributions or Qualified

         Matching Contributions based on the Participant's additional Elective Contributions under (i) above in the amount the Participant would have received had the Elective Contributions been made during the period of Qualified Military Service. The Employer shall not be required to make up the allocation of any forfeiture that occurred during the period of Qualified Military Service.

         (b) COMPENSATION. For purposes of determining the amount of make-up contributions under (a) above, the Participant shall be treated as receiving compensation from the Employer at the rate of pay the Participant would have received during the period of Qualified Military Service. If the Participant's compensation during the period of Qualified Military Service cannot be determined with reasonable certainty, the Participant's compensation shall equal the Participant's average compensation from the Employer for the 12-month period immediately preceding the Qualified Military Service (or, if shorter than 12 months, the period of employment immediately preceding the Qualified Military Service).

         (c) NO INVESTMENT EXPERIENCE. No investment experience shall be credited on make-up contributions for any period prior to the date the contributions are actually made.

         4.3 MAXIMUM DEDUCTIBLE AMOUNT. All contributions to this Plan are conditioned on the deductibility of the contribution under Code Section 404. Employer Contributions must be determined and made within the time required to qualify the contributions for a deduction under Code Section 404. An Employer Contribution which exceeds the amount which is deductible by the Employer is subject to a non-deductible contribution excise tax in the year contributed and subsequent years until deducted or returned to the Employer within the period provided in Code Section 4972(c). A nondeductible contribution shall, if requested by the Employer, be returned to the Employer within one (1) year of disallowance of the deduction.

         4.4 MAXIMUM ANNUAL ADDITIONS. Effective on the first day of the 1987 Plan Year, January 1, 1987, the maximum Annual Additions to a Participant's Accounts under the Plan shall not exceed the Maximum Amount established by this section and Code Section 415, which is incorporated here by reference.

         (a) MAXIMUM AMOUNT. The Maximum Amount is the lesser of:

             (i) PERCENTAGE. Twenty-five percent (25%) (one hundred percent (100%) effective January 1, 2002) of the Active Participant's Section 415 Compensation for the year; or

             (ii) DOLLAR LIMIT. $30,000 ($40,000 effective January 1, 2002), as adjusted under Code Section 415(d). For the First Short Plan Year, the Dollar Limit is 11/12 of $30,000 or $27,500, and for the Second Short Plan Year, the Dollar Limit is 1/12 of $30,000 or $2,500.

         (b) ANNUAL ADDITIONS. Annual Additions are the sum of the following amounts for the applicable Plan Year:

             (i) EMPLOYER CONTRIBUTIONS AND FORFEITURES. The Participant's share of the Employer's contributions (including allocations under a simplified employee pension) and forfeitures;

             (ii) AFTER-TAX EMPLOYEE CONTRIBUTIONS. The Participant's after-tax employee contributions;

             (iii) POST-RETIREMENT MEDICAL BENEFITS ACCOUNT. For purposes of the Defined Contribution Dollar Limit and for Plan Years beginning after December 31, 1985, amounts allocated to the separate post-retirement medical benefits account of a Key Employee, as defined in Code Section 419A(d)(3), under a welfare benefit fund, as defined in Code Section 419(e);

             (iv) INDIVIDUAL MEDICAL BENEFIT ACCOUNT. For purposes of the Defined Contribution Dollar Limit, contributions allocated for Plan Years beginning after March 31, 1984, to an individual medical benefit account in a pension or annuity plan, as defined in Code Section 415(l)(2);

             (v) EXCESS DEFERRALS. For the Plan Years during which these amounts were contributed, Excess Deferrals that are not distributed to a Participant by the first April 15th following the end of the Participant's taxable year;

             (vi) EXCESS CONTRIBUTIONS AND EXCESS AGGREGATE CONTRIBUTIONS. For the Plan Years during which these amounts were contributed, Excess Contributions and Excess Aggregate

         Contributions whether or not distributed to a Participant; and

         (c) DEFINED CONTRIBUTION AGGREGATION. If a participant is also a participant in any other qualified defined contribution plan maintained by the Employer, the Annual Additions to the participant's accounts shall not exceed the limitations above and shall be reduced in the plans in the following order of priority: a tax credit employee stock ownership plan; a stock bonus plan; a profit sharing plan; this plan; a money purchase pension plan; a target benefit plan; or a defined benefit pension plan.

         (d) DEFINED BENEFIT PLAN. If a participant is also a participant in any qualified defined benefit plan maintained by the Employer, the Annual Additions to the participant's accounts shall be reduced in the order of priority for Defined Contribution Aggregation so that the sum of the Defined Benefit Fraction and the Defined Contribution Fraction does not exceed 1.0 for any year.

             (i) DEFINED BENEFIT FRACTION. The numerator of the Defined Benefit Fraction is the sum of the projected annual benefit of the participant under all defined benefit plans maintained by the Employer (or Affiliated Employer), whether or not terminated, determined as of the close of the Limitation Year. The denominator is the lesser of the following, adjusted under Code Section 415.

                  (A) 1.25. 1.25 multiplied by the defined benefit dollar
             limitation or, if greater for a participant who entered the Plan before January 1, 1983, the participant's accrued benefit at the end of the last Limitation Year ending before December 31, 1983; or

                  (B) 1.4. 1.4 multiplied by the highest average compensation, including any adjustments, under Code Section 415(b).

             (ii) DEFINED CONTRIBUTION FRACTION. The numerator of the Defined Contribution Fraction is the sum of annual additions to the participant's account under all defined contribution plans maintained by the Employer (or Affiliated Employer), whether or not terminated, as of the end of the Plan Year. The denominator is the lesser of the following, adjusted under Code Section 415.

                  (A) 1.25. 1.25 multiplied by $30,000.00 (as adjusted by the
             Secretary of the Treasury); or

                  (B) 35%. 35% of the participant's Compensation determined for each Limitation Year.

         (e) TOP HEAVY ADJUSTMENT. If the Plan is Top Heavy and the Employer has not elected to provide the Additional Minimum Contribution or if the Plan is Super Top Heavy:

             (i) MULTIPLIER REDUCTION. The multiplier of the defined benefit dollar limitation, the defined benefit denominator adjustment and the defined contribution dollar amount is reduced to 1.0; and

             (ii) TRANSITION FRACTION. The pre-TEFRA transition fraction numerator amount is reduced to $41,500.00.

         (f) AFFILIATED EMPLOYER. For purposes of applying the limitations contained in this section, plans maintained by the Employer include all plans maintained by an Affiliated Employer as modified by Code Section 415(h).

         (g) SECTION 415 COMPENSATION. Section 415 Compensation is a Participant's wages, salaries, and fees for professional services and other amounts received (whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer (including, but not limited to, commissions paid to salesmen, compensation for services based on a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan (as described in Regulations Section 1.62-2(c)) actually paid (or accrued for Plan Years beginning before January 1, 1992) and includable in gross income for the Plan Year. For Plan

Years beginning after December 31, 1997, Section 415 Compensation shall include elective contributions that are excluded from gross income by Code Sections 125, 132(f)(4), 402(g)(3), or 457.

             (i)  EXCLUSIONS. Section 415 Compensation excludes:

                  (A) CONTRIBUTIONS. Contributions to a plan of deferred
             compensation that are not includable in the Employee's gross income for the taxable year in which contributed, or contributions under a simplified employee pension plan to the extent the contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

                  (B) NONQUALIFIED STOCK OPTION. Amounts realized from the
             exercise of a nonqualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to substantial risk of forfeiture;

                  (C) QUALIFIED STOCK OPTION. Amounts realized from the sale, exchange, or other disposition of stock acquired under a qualified stock option;

                  (D) OTHER AMOUNTS. Other amounts that received special tax benefits or contributions made by the Employer (other than under a salary reduction agreement) toward the purchase of an annuity described in Code Section 403(b) (whether or not the amounts are actually excludable from the gross income of the Employee); and

                  (E) ADJUSTED ANNUAL COMPENSATION LIMIT. Amounts in excess of the Annual Compensation Limit.

             (ii) ESTIMATION. Until Section 415 Compensation is actually determinable, the Employer may use a reasonable estimate of Section 415 Compensation. As soon as administratively feasible, actual Section 415 Compensation shall be determined.

         4.5 EXCESS ADDITION. If, despite the restrictions contained in this Article and Code Section 415, an excess Annual Addition occurs, and the excess is due to a reasonable error in estimating compensation, allocation of forfeitures or other facts and circumstances as determined by the Commissioner justifying the excess, to the extent the excess cannot be cured by the distribution of Elective Deferrals or other Participant Contributions, the excess:

                  (a) REDUCED VOLUNTARY CONTRIBUTION. First reduces the
             participant's Voluntary Contribution to the maximum annual addition permitted.

         (b) REDUCED CONTRIBUTION. If the Active Participant has made no Voluntary Contribution or an excess remains despite the reduction of a Voluntary Contribution and the excess is due to a reasonable error in estimating compensation, allocation of forfeitures or other facts and circumstances as determined by the Commissioner justifying the excess, shall be retained by the Trustee in an Unallocated Suspense Account. The excess reduces the Employer's contribution for the next succeeding Plan Year and is allocated to the applicable Participant's Account on the next Allocation Date before any additional contributions may be made to the Plan. If the participant's participation is terminated before the next Allocation Date, the excess is allocated and reallocated among the Active Participants on that date.

         (c) UNALLOCATED SUSPENSE ACCOUNT. Held in an Unallocated Suspense Account shall not share in the earnings, losses and adjustments in value of the Fund.

         To the extent the excess can be cured by the distribution of Salary Deferred Contributions or other Participant Contributions, such Contributions and the gains on these amounts shall be distributed, to the extent that the distribution reduces the excess amounts in the participant's Account. Amounts distributed in that manner are disregarded for purposes of Code Section 402(g), the Actual Deferral Percentage test and the Actual Contribution Percentage test.

         4.6 ERRONEOUS CONTRIBUTION. An erroneous contribution resulting from a mistake of fact shall, if requested by the Employer, be returned to the Employer within one (1) year of payment. Contributions made prior to an initial determination of nonqualified status shall, if requested by the Employer, be returned to the Employer within one year of the denial of qualified status, if the request for initial determination of qualified status was made in a timely manner. In all other circumstances, the corpus or income of the Trust may not be diverted to or used for other than the exclusive benefit of the participants or their beneficiaries.

         4.7 INVESTMENT OF CONTRIBUTIONS IN STOCK. To the extent Participants have elected to invest contributions in Stock, the Trustee shall purchase the number of whole shares of Stock which may be purchased with each contribution. Purchases shall be made as soon as practicable. If any balance of a contribution which a Participant has elected to be invested in Stock or cash dividends remain after the Trustee has purchased the number of shares of Stock which may be purchased, the additional amounts shall be maintained in the Trust, aggregated with the next contribution to be invested in Stock or cash dividends on Stock paid to the Plan and applied to purchase the number of shares of Stock which may then be purchased.

                                    ARTICLE V
                            PARTICIPANT CONTRIBUTIONS

         5.1 PARTICIPANT CONTRIBUTIONS. For each Plan Year, an Active Participant may make:

         (a) SALARY DEFERRED. Salary Deferred Contributions of Compensation which the Active Participant may elect to defer or receive in cash which, except for the Multiple Use Limit, effective on the first day of the 1987 Plan Year, January 1, 1987:

             (i) NOT AVAILABLE. Are not made out of Compensation which is currently available to the Active Participant at the date of the election, the date of adoption of the Plan and the Effective Date;

             (ii) TIMING. Are reflected in an election made within thirty (30) days after the close of the Plan Year;

             (iii) IMPERMISSIBLE USE. Are not taken into account in determining whether any other contributions under any plan satisfy Code Section 401(a) other than Code Section 410(b)(2)(A)(ii), including but not limited to Code Section 416; and

             (iv) LIMITS. Do not exceed the Elective Contribution Limit, the Elective Deferral Limit, the Multiple Use Limit, or 15% of Compensation.

         (b) TRANSFER OR ROLLOVER. Contributions which consist of an amount that is either a rollover or a direct transfer from another qualified retirement plan for a Participant.

             (i)   PERMITTED TRANSFER. The transfer must be either:

                  (A) PLAN-TO-PLAN TRANSFER. A direct plan-to-plan transfer of funds held under another qualified retirement plan or trust that is not a qualifying rollover, or

                  (B) QUALIFYING ROLLOVER. A rollover amount within the meaning of Code Sections 402(c)(5) and 408(d)(3) or an eligible rollover distribution within the meaning of Code Section 402(c)(4), including a direct rollover under Code Section 401(a)(31), that the Administrator reasonably concludes is a qualifying rollover, excluding after tax employee contributions.

             (i) RETURN OF IMPROPER ROLLOVER. If a rollover amount is determined not to be a qualifying rollover or constitutes a prohibited transfer, the amount, plus any earnings and minus any losses, shall be distributed to the Participant immediately.

             (ii) PROHIBITED TRANSFERS. Unless the Participant's spouse consents to the transfer and the Participant waives the qualified joint and survivor annuity, this plan shall not accept a transfer of assets from:

                  (A) DEFINED BENEFIT. A defined benefit plan,

                  (B) MONEY PURCHASE/TARGET BENEFIT. A money purchase pension plan or a target benefit pension plan, or

                  (C) OTHER. Any other defined contribution plan subject to the qualified joint and survivor and qualified preretirement survivor annuity requirements of Code Sections 401(a)(11) and 417.

         (c) CATCH-UP CONTRIBUTIONS. Effective January 1, 2002, if the participant has attained age 50 before the close of the Plan Year, Catch-Up Contributions in accordance with, and subject to the limitations of, Code
Section 414(v).

             (i) LIMITS. Catch-Up Contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of sections 402(g) and 415 of the Code.

             (ii) NO FAILURE. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code,
         as applicable, by reason of the making of such Catch-Up Contributions.

A participant may not make a deductible employee contribution for any taxable year beginning after December 31, 1986.

         5.2 METHOD. Participant Contributions may be made by payroll deduction or by any methods and at any intervals under rules established by the Employer. All Participant Contributions must be made to the Trust through the Employer. The Trustee is not required to receive contributions directly from Participants.

         (a) ELECTIONS. Elections to make, discontinue or resume Participant Contributions must be in accordance with the following rules.

             (i) TIMING. Effective July 1, 1993, an Election is effective not later than the first day of the first payroll period beginning after the Election is filed with the Committee, the Trustee, or the Plan Administrator, unless a later date is specified by the Participant or additional time is required for administrative processing.

             (ii) DISCONTINUANCE. A discontinuance remains in effect until at least the first day of the first payroll period beginning after the end of the calendar quarter in which an Election to again make contributions is made.

             (iii) AUTOMATIC. A Participant's Election is automatically suspended for twelve (12) months after receipt of a hardship distribution from a plan of the Employer (or Affiliated Employer) if the hardship distribution is based on a deemed financial need or if the hardship distribution is made from this Plan, and until the first day of the calendar quarter coincident with or next following thirty (30) days from an Age 59 1/2 distribution.

         (b) TIME LIMIT. Participant Contributions must be transmitted to the Trustee as soon as administratively feasible, but not later than the 15th business day of the month following the month in which the amounts are withheld from the Participant's Compensation or such other time prescribed by Regulations.

         (c) SPECIAL RULE. Any Participant Contribution Election otherwise permitted by this Article may, at the Participant's election, also be made pursuant to an irrevocable election made by the Participant six months or more in advance of the effective date of the election.

         5.3 MATCHING AND VOLUNTARY CONTRIBUTION LIMITS. Matching and Voluntary Contributions (excluding Qualifying Contributions used to meet the Code Section 401(k) tests and including, to the extent designated by the Employer, other Qualifying or Salary Deferred Contributions) to this Plan, and any plan aggregated with this Plan for purposes of Code Sections 401(a)(4) and 410(b), must satisfy the ACP Limit. For Plan Years beginning after December 31, 1996, ACP Limit means the maximum ACP for Highly

Compensated Employees determined under the current year testing method. The ACP for Participants who are Highly Compensated Employees shall not exceed the greater of:

         (a) 125% LIMIT. 125% of the ACP for all Participants who are not Highly Compensated Employees, or

         (B) 200%/2% LIMIT. Subject to the multiple use limitation in Section 5.10(a), 200% of the ACP for all Participants who are not Highly Compensated Employees or, if less, the ACP for all Participants who are not Highly Compensated Employees plus two percentage points. The collectively bargained portions of this Plan must be separately tested.

         5.4 ACTUAL CONTRIBUTION PERCENTAGE. ACP means the average of the Contribution Percentages determined by dividing the sum of all Contribution Percentages of all eligible Participants in the applicable group by the number of eligible Participants in the group. An eligible Participant is a Participant who is directly or indirectly eligible to make or receive an allocation of an ACP Contribution. Effective for Plan Years beginning after December 31, 1998, the Employer may elect to disregard eligible Participants (other than Highly Compensated Employees) who have not met the minimum age and service requirements of Code Section 410(a)(1)(a) provided the plan separately satisfies Code Section 410(b) taking into account only those Participants.

         (a) CONTRIBUTION PERCENTAGE. Contribution Percentage means the percentage determined by dividing the Participant's ACP Contributions for the applicable Plan Year by the Participant's ADP Compensation. If ACP Contributions are not made for the Participant, the Participant's Contribution Percentage is zero.

         (b) ACP CONTRIBUTIONS. ACP Contributions means the sum of the following for the applicable Plan Year:

             (i)  MATCHING CONTRIBUTIONS. Matching Contributions; and

             (ii) OTHER CONTRIBUTIONS TREATED AS MATCHING. Contributions treated as Matching Contributions under the following:

                  (A) ELECTIVE CONTRIBUTIONS. If the ADP Limit is not exceeded, all Elective Contributions or, to the extent not required for compliance with the ADP Limit, only the Elective Contributions made for Participants who are not Highly Compensated Employees, may be treated as Matching Contributions.

                  (B) QUALIFIED MATCHING AND NONELECTIVE CONTRIBUTIONS. To the
             extent not necessary for compliance with the ADP Limit, Qualified Matching Contributions and Nonelective Contributions may be treated as Matching Contributions for determining compliance with the ACP Limit. Qualified Matching Contributions and Nonelective Contributions that are treated as Elective Contributions shall not be treated as Matching Contributions.

         (c) AGGREGATION WITH OTHER PLANS. This plan and any plan aggregated with this plan under the plan aggregation rules of Section 5.10 shall be treated as a single plan for testing compliance with the ACP Limit.

         (d) ADDITIONAL RULES. In determining compliance with the ACP Limit, the testing coordination, plan aggregation, correction, and other rules in Section
5.10 apply. If the Administrator determines that the ACP Limit may be exceeded, the Administrator may reduce or suspend the Matching Contributions for individual Highly Compensated Employees as necessary.

         5.5 CORRECTION OF EXCESS AGGREGATE CONTRIBUTION. An Excess Aggregate Contribution, plus any attributable income or loss, shall be deducted from the Participant's Matching Contributions account and accounts for Elective Contributions, Nonelective Contributions, and Qualified Matching Contributions, to the extent that these contributions are treated as Matching Contributions.

         (a) DEFINITION. Excess Aggregate Contribution means the ACP Contributions of Highly Compensated Employees that cause the ACP to exceed the ACP Limit.

         (b) METHOD. Correction of the Excess Aggregate Contribution first shall be made by deducting proportionately the Participant's Matching Contributions, and Elective Contributions and Qualified Matching Contributions treated as Matching Contributions, in determining the Participant's Contribution Percentage for the Plan Year. Finally, if necessary because the Participant's Matching Contributions, and Elective Contributions and Qualified Matching Contributions treated as Matching Contributions, have been exhausted, any remaining Excess Aggregate

Contribution shall be deducted from the Participant's Nonelective Contributions treated as Matching Contributions for the Plan Year.

Elective Contributions, Nonelective Contributions, and Qualified Matching Contributions deducted to correct an Excess Aggregate Contribution shall be distributed to the Participant. Matching Contributions deducted to correct an Excess Aggregate Contribution shall be multiplied by the Participant's vested percentage to determine the vested amount. The vested amount shall be distributed, and the nonvested portion shall be treated as a forfeiture as of the date of deduction.

         5.6 SALARY DEFERRED CONTRIBUTION LIMIT. Salary Deferred Contributions (excluding Salary Deferred and Qualifying Contributions used to meet the Code
Section 401(m) tests and including, to the extent designated by the Employer, other Qualifying Contributions) to this Plan, and any plan aggregated with this Plan for purposes of Code Sections 401(a)(4) and 410(b), must satisfy the ADP Limit. For Plan Years beginning after December 31, 1996, the ADP Limit means the maximum ADP for Highly Compensated Employees determined under the current year testing method. The ADP for Highly Compensated Employees for each Plan Year may not exceed the greater of:

         (a) 125% LIMIT. 125% of the ADP for all Participants who are not Highly Compensated Employees, or

         (b) 200%/2% LIMIT. Subject to the Multiple Use Limitation in Section 5.10(a), 200% of the ADP for all Participants who are not Highly Compensated Employees or, if less, the ADP for all Participants who are not Highly Compensated Employees plus two percentage points. The collectively bargained portions of the Plan must be separately tested.

         5.7 ACTUAL DEFERRAL PERCENTAGE. ADP means the average of the Deferral Percentages determined by dividing the sum of all Deferral Percentages of all eligible Participants in the applicable group by the number of eligible Participants in that group. An eligible Participant is a Participant who is directly or indirectly eligible to make or receive an allocation of an ADP Contribution. Effective for Plan Years beginning after December 31, 1998, the Employer may elect to disregard eligible Participants (other than Highly Compensated Employees) who have not met the minimum age and service requirements of Code Section 410(a)(1)(a) provided the plan separately satisfies Code Section 410(b) taking into account only those Participants.

         (a) DEFERRAL PERCENTAGE. Deferral Percentage means a percentage determined by dividing the Participant's ADP Contributions for the applicable Plan Year by the Participant's ADP Compensation. If ADP Contributions are not made for the Participant, the Participant's Deferral Percentage is zero.

         (b) ADP CONTRIBUTIONS. ADP Contributions means the sum of the following for the applicable Plan Year:

             (i) ELECTIVE CONTRIBUTIONS. Elective Contributions made for the Participant; and

             (ii) OTHER CONTRIBUTIONS TREATED AS ELECTIVE CONTRIBUTIONS. Qualifying Contributions treated as Elective Contributions for a Plan Year to the extent permitted under Regulations Section
         1.401(k)-1(b)(5).

         (c) ADP COMPENSATION. ADP Compensation means the Employee's compensation as defined in Code Section 414(s) and Regulations for the applicable Plan Year. In accordance with the Regulations, the Employer may elect to determine ADP Compensation for a Plan Year based on the calendar year ending within that Plan Year. ADP Compensation is determined only for the portion of the Plan Year that the Employee is a Participant employed in Covered Employment. ADP Compensation shall not exceed the Annual Compensation Limit.

         (d) AGGREGATION WITH OTHER PLANS. This plan and any plan aggregated with this plan under the plan aggregation rules of Section 5.10 shall be treated as a single plan for testing compliance with the ADP Limit.

         (e) ADDITIONAL RULES. In determining compliance with the ADP Limit, the testing coordination, plan aggregation, correction, and other rules in Section
5.10 apply. If the Administrator determines that the Elective Deferral Limit or the ADP Limit may be exceeded, the Administrator may reduce or suspend Elective Contributions for individual Highly Compensated Employees as necessary.

         5.8 ELECTIVE DEFERRAL LIMIT. Elective Deferrals under this Plan and all other plans, contracts, or arrangements of the Employer (and any Affiliated Employer) may not exceed the limitation in effect under Code Section 402(g)(1) for the taxable year beginning in the calendar year. Elective Deferrals which exceed the limit are included in the individual's gross income.

         (a) GENERAL RULE. Except for Elective Deferrals of amounts attributable to service performed in 1986 described in Section 1105(c)(5) of the Tax Reform Act of 1986, the limitation is $7,000.00, as adjusted by the Secretary of the Treasury.

         (b) INCREASE. The limitation is increased (but not to an amount in excess of $9,500) by the amount of any employer contributions to purchase a 403(b) annuity contract under a salary reduction agreement.

         (c) DECREASE. The limitation is decreased in the taxable year following the taxable year the participant receives a hardship distribution which is based on a deemed financial need by the amount of the Elective Deferral in the taxable year of the hardship distribution.

         (d) ELECTIVE DEFERRALS. Elective Deferrals are the Elective Contributions made for the Participant and any other portion of the Participant's income deferred and excluded from current taxation under Code Sections 401(k) (a qualified cash or deferred arrangement); 408(k)(6) (a simplified employee pension plan); 403(b) (a tax-sheltered annuity); 408(p)(2)(A)(ii) (a SIMPLE retirement plan); 457 (a deferred compensation plan of governments and tax- exempts); or 501(c)(18) (a pre-June 25, 1959, employee contributions only plan). In applying the limit, all of the Participant's Elective Deferrals for the calendar year shall be aggregated.

5.9 CORRECTION OF EXCESS DEFERRAL AND EXCESS CONTRIBUTION.

         (a) EXCESS DEFERRAL. Upon written notification, an Excess Deferral, plus attributable income or loss, shall be distributed to the Participant.

             (i) DEFINITION. Excess Deferral means a Participant's Elective Deferrals that exceed the Elective Deferral Limit.

             (ii) WRITTEN NOTIFICATION. If the Excess Deferral for a Participant occurs within one or more plans of the Employer and any Related Employer, the Employer must notify the Trustee of the amount of the Excess Deferral to be distributed from this plan. If the Excess Deferral for a Participant occurs under this plan and one or more plans of unrelated employers, the Participant must notify the Administrator of the amount of the Excess Deferral to be distributed from this plan. The notification should be given no later than February 15 following the calendar year for which the Excess Deferral was contributed. The notification must specify the amount of Excess Deferral to be distributed and contain an acknowledgment that the amount to be distributed exceeds the Elective Deferral Limit.

             (iii) TIME OF DISTRIBUTION. If the written notification is timely, the distribution shall be made by April 15 following receipt of the request. If not, any Excess Deferral shall be retained in this plan and distributed under Article 7.

             (iv) APPLICATION TO ADP LIMIT. An amount distributed to a Highly Compensated Employee to correct an Excess Deferral (whether it occurs under plans of unrelated employers or under a plan or plans of the Employer and any Related Employer) shall be included in determining compliance with the ADP Limit as if not distributed. An amount distributed to a Participant who is not a Highly Compensated Employee to correct an Excess Deferral that occurs within one or more plans of the Employer and any Related Employer shall not be included in determining compliance with the ADP Limit.

         (b) EXCESS CONTRIBUTION. An Excess Contribution, plus any attributable income or loss, shall be deducted from each affected Participant's Elective Contributions account, Qualified Matching Contributions account, and Nonelective Contributions account.

             (i) DEFINITION. Excess Contribution means the ADP Contributions of Highly Compensated Employees that cause the ADP to exceed the ADP Limit, reduced by the amount of any Excess Deferral distributed under
         (a) above.

             (ii) METHOD. Correction of the Excess Contribution first shall be made by deducting the Participant's Elective Contributions that are not eligible to be matched. If further deduction is necessary, it shall be applied proportionately to the Participant's remaining Elective Contributions and Qualified Matching Contributions treated as Elective Contributions in determining the Participant's Deferral Percentage for the Plan Year. Finally, if necessary because the Participant's Elective Contributions and Qualified Matching Contributions treated as Elective Contributions have been exhausted, any remaining Excess Contribution shall be deducted from the Participant's Nonelective Contributions treated as Elective Contributions for the Plan Year.

Elective Contributions and Nonelective Contributions deducted to correct an Excess Contribution shall be distributed to the Participant. Qualified Matching Contributions deducted to correct an Excess Contribution shall be treated as a forfeiture as of the date of deduction.

         5.10 ADDITIONAL 401(K) AND 401(M) RULES. The following additional rules apply to the contributions subject to the Elective Deferral, ADP and ACP Limits:

         (a) MULTIPLE USE LIMITATION. Through December 31, 2001, the ADP and ACP Limits under Sections 5.3 and 5.6 may be used only to the extent permitted by Code Section 401(m) and Regulations Section 1.401(m)-2. If multiple use of the alternative limitation occurs, first the ACP excess shall be eliminated by correcting Excess Aggregate Contributions and then, if necessary, the ADP excess by correcting Excess Contributions.

         (b) DEADLINE FOR INCLUSION IN TESTS. To be included for testing compliance with the ADP Limit or the ACP Limit for a Plan Year, contributions must be allocated to the Participant's accounts as of a date during the Plan Year and must be paid to the trust by the end of the 12-month period following the end of the Plan Year to which the contribution relates. Employer Contributions must be made no later than the date specified under Regulations
Section 1.415- 6(b)(7)(ii) to be included as Annual Additions for a Limitation Year.

         (c) PLAN AGGREGATION RULES.

             (i) HCE REQUIRED AGGREGATION. Unless prohibited by the Regulations, if the same Highly Compensated Employee is eligible to participate in two or more plans of the Employer or a Related Employer, the plans shall be treated as a single plan for determining the Highly Compensated Employee's Deferral Percentage and Contribution Percentage. If the plans have different plan years, they shall be treated as a single plan with respect to the plan years ending within the same calendar year.

             (ii) REQUIRED AGGREGATION. If this plan and any other qualified retirement plan of the Employer or a Related Employer are required to be treated as a single plan for compliance with Code Section 410(b) (other than Code Section 410(b)(2)(A)(ii)), compliance with the ADP and ACP Limits shall be determined as if the plans were a single plan.

             (iii) PERMISSIVE AGGREGATION. If this plan and any other qualified retirement plan of the Employer or a Related Employer are treated as a single plan when permitted but not required by Code Section 410(b) and Regulations, the aggregated plans must comply with the ADP and ACP Limits and must also meet the requirements of Code Sections 401(a)(4) and 410(b) as if the plans were a single plan. Plans may be aggregated permissively only if they have the same plan year and use the same testing method to determine compliance with the ADP and ACP Limits.

             (iv) PROHIBITED AGGREGATION. Plans that may be aggregated under Code Section 410(b) but are not actually aggregated for a Plan Year for purposes of Code Section 410(b) (other than Code Section

         410(b)(2)(A)(ii)) may not be aggregated for purposes of compliance with the ADP and ACP Limits.

             (v) MANDATORY DISAGGREGATION. If this plan must be treated as being comprised of two or more separate plans under Regulation Section 1.410(b)-7(c), each separate plan must meet the requirements of Code Sections 410(b) and 401(a)(4).

         (d) PLAN COVERAGE CHANGES. If the ADP Limit or ACP Limit is determined under the prior year testing method and a plan coverage change occurs during a Plan Year, then the ADP and ACP for all Participants who were not Highly Compensated Employees for the preceding Plan Year is the weighted average of the ADPs and ACPs for all subgroups in the preceding Plan Year.

             (i) DEFINITION. A plan coverage change means a change in the group or groups of eligible Employees under this plan on account of the establishment or amendment of a plan, a merger, consolidation, or spinoff under Code Section 414(l), a change in the way plans, within the meaning of Code Section 414(l), are permissively aggregated or mandatorily disaggregated, or a combination of any of the above.

             (ii) SUBGROUP. A subgroup means all non-Highly Compensated Employees who were Participants in the preceding Plan Year plus those Employees who would have been eligible to participate had the plan coverage change occurred in the preceding Plan Year.

             (iii) WEIGHTED AVERAGE. The weighted average of the ADPs and ACPs is the sum of the adjusted ADPs and ACPs for all subgroups in the preceding Plan Year. The adjusted ADP or ACP for a subgroup is the non-Highly Compensated Employee's ADP or ACP for the preceding Plan Year multiplied by a fraction. The numerator of the fraction is the number of non-Highly Compensated Employees in the subgroup and the denominator is the total number of non-Highly Compensated Employees in all subgroups.

             (iv) OPTIONAL RULE FOR MINOR PLAN COVERAGE CHANGES. If a plan coverage change occurs, and at least 90% of the total number of non-Highly Compensated Employees in all subgroups are from a single subgroup, then the Employer may elect to use the non-Highly Compensated Employee's ADP and ACP for the preceding Plan Year instead of the weighted average.

         (e) CORRECTION OF EXCESS CONTRIBUTIONS AND EXCESS AGGREGATE CONTRIBUTIONS.

             (i) DETERMINATION OF AMOUNT. The amount of Excess Contributions and Excess Aggregate Contributions shall be determined by reducing the Deferral Percentages or Contribution Percentages of Highly

         Compensated Employees, beginning with those at the highest Deferral Percentage or Contribution Percentage, to the next lower Deferral Percentage or Contribution Percentage level for Highly Compensated Employees or, if greater, a percentage that results in compliance with the ADP Limit or ACP Limit. If further reduction is required to satisfy the ADP Limit or ACP Limit, the amount of correction shall be determined by continuing the process until the ADP Limit or ACP Limit is not exceeded. The amount by which the Deferral Percentage or Contribution Percentage is reduced for each affected Highly Compensated Employee shall be expressed as a dollar amount and combined to determine the total amount of Excess Contributions and Excess Aggregate Contributions for the Plan Year.

             (ii) ORDER OF CORRECTION. Excess Contributions and Excess Aggregate Contributions shall be corrected by allocating the excess amounts determined under (i) above to the Highly Compensated Employees on the basis of the amount of ADP or ACP Contributions taken into account in determining the Deferral Percentages or Contribution Percentages of the Highly Compensated Employees for the Plan Year. The ADP or ACP Contributions of the Highly Compensated Employee with the highest dollar amount of ADP or ACP Contributions shall be reduced until the amount of the Highly Compensated Employee's ADP or ACP Contributions equals the ADP or ACP Contributions of the Highly Compensated Employee with the next highest dollar amount of ADP or ACP Contributions or, if greater, until the total amount of the excess has been allocated. The process shall be continued until the total Excess Contributions or Excess Aggregate Contributions have been allocated. The amount by which the ADP or ACP Contributions are reduced shall be deducted from each affected Highly Compensated Employee as specified in Sections 4.2(d) and 4.5(e). After the deductions have been made, the ADP Limit or ACP Limit is treated as being satisfied regardless of whether the ADP Limit or ACP Limit is actually satisfied, if recalculated.

         (f) ATTRIBUTABLE INCOME OR LOSS. Any deduction from a Participant's account to correct or in conjunction with correction of an Excess Deferral, Excess Contribution, or Excess Aggregate Contribution shall include the attributable income or loss for the applicable period and for the period between the last day of the applicable period and the date of distribution. The applicable period for an Excess Deferral is the calendar year. The applicable period for an Excess Contribution or Excess Aggregate Contribution is the Plan Year.

             (i) METHOD OF DETERMINATION. The Employer may determine the attributable income or loss for the applicable period and for the period between the last day of the applicable period and the date of distribution using any reasonable method that does not result in discrimination under Code Section 401(a)(4). The method must be used consistently for all Participants and for all corrective distributions for the Plan Year and must be the method used for allocating earnings or losses to the Participants' accounts for that year.

             (ii) ALTERNATIVE METHOD OF DETERMINATION. If the attributable income or loss is not determined under (i) above, the income or loss shall be determined by multiplying the income or loss attributable to the account from which the correcting deduction is made for the applicable period for which the excess is determined by a fraction. The numerator of the fraction is the excess amount. The denominator is the balance in the account as of the first day of the applicable period, plus contributions allocated as of the last day of the period.

In addition, income credited for the period between the last day of the applicable period and the date of distribution shall be equal to 10% of the income determined under the preceding paragraph multiplied by the number of full months between the last day of the applicable period and the date of distribution. A month shall be considered a full month if the payment is made after the 15th day of that month.

         (g) ORDERING OF EXCESS AMOUNTS. Excess Deferrals shall be determined and corrected before Excess Contributions, and Excess Contributions shall be determined and corrected before Excess Aggregate Contributions.

         (h) ALLOCATION OF CORRECTION AMONG MULTIPLE PLANS. If the Employer maintains another plan that must be aggregated with this plan for testing compliance with the ADP or ACP Limits, the Employer shall specify the plan from which corrections are to be made.

         (i) DEADLINE FOR CORRECTION. To correct an Excess Contribution or Excess Aggregate Contribution, a distribution or forfeiture shall be made not later than the last day of the Plan Year after the Plan Year for which the excess was contributed.

         (j) TAXATION OF DISTRIBUTION.

             (i) EXCESS DEFERRAL. The Excess Deferral is included in the Participant's income for the calendar year for which contributed. The attributable income or loss is included for the calendar year of distribution.

             (ii) EXCESS CONTRIBUTIONS/EXCESS AGGREGATE CONTRIBUTIONS. If made within the two-and-one-half-month period after the end of the Plan Year for which the excess was contributed, an amount distributed to correct an Excess Contribution or Excess Aggregate Contribution shall be included in the Participant's income on the earliest dates any Elective Deferrals by the Participant during the Plan Year would have been received by the Participant had the Participant originally elected to receive the amounts in cash. A later distribution to correct an Excess Contribution or Excess Aggregate Contribution shall be included in the Participant's income for the calendar year in which it is distributed.

         (k) PENALTIES. Distribution of an Excess Deferral, an Excess Contribution, or an Excess Aggregate Contribution does not subject the Participant to the 10% penalty on an early withdrawal under Code Section 72(t). The Employer shall be liable for a 10% excise tax under Code Section 4979 on the Excess Contributions or Excess Aggregate Contributions distributed or forfeited after the two-and-one-half-month period following the end of the Plan Year for which they were contributed.

         (l) CALENDAR YEAR/TAXABLE YEAR. The term calendar year with reference to an individual means the taxable year for any individual whose taxable year is not the calendar year.

                                   ARTICLE VI
                                    ACCOUNTS

         6.1 ACCOUNTS. The Committee shall establish for each participant a separate Employer Account for each type of Employer Contribution and a separate Participant Account for each type of Participant Contribution.

         (a) IDENTIFICATION. The specific accounts created are, as necessary:

             (i) EMPLOYER REGULAR PROFIT SHARING ACCOUNT. The Accounts to which any Employer Regular Profit Sharing Contributions are credited;

             (ii) EMPLOYER PAYSOP/TRASOP CONTRIBUTIONS ACCOUNT. The Accounts to which amounts allocated under the PAYSOP or TRASOP rules were credited;

             (iii) SALARY DEFERRED CONTRIBUTIONS ACCOUNT. The Accounts to which Active Participant Salary Deferred and Catch-Up Contributions are credited;

             (iv) EMPLOYER PRIOR CONTRIBUTIONS ACCOUNT. The Accounts to which Employer contributions made in accordance with the Keene Corporation Tax Credit Employee Stock Ownership Plans and the Bairnco Employee Stock Ownership Plan and transferred to this Plan at its original effective date were credited;

             (v) PARTICIPANT CONTRIBUTIONS ACCOUNT. The Accounts to which contributions of Participants made in accordance with the Keene Corporation Tax Credit Employee Stock Ownership Plans and the Bairnco Employee Stock Ownership Plan and transferred to this Plan at its original effective date were credited;

             (vi) COOPER BEARING TRANSFER ACCOUNT. The Accounts to which amounts transferred in the transfer of plan assets and liabilities from the Cooper Bearing Company Employees' 401(k) Deferred Compensation Plan and Trust were credited;

             (vii) TRANSFER OR ROLLOVER ACCOUNT. The Accounts to which amounts transferred or rolled-over to this Plan (other than Cooper Bearing Transfer Account amounts) are credited.

Each Account consists of a number of sub-Accounts. One sub-Account includes the portion of the Account which is invested in Stock of Kaydon Corporation. The other sub-Accounts include the portions of the Accounts which are otherwise invested pursuant to each option provided under the Plan.

         (b) CREDITING. On each Allocation Date:

              (i) EMPLOYER ACCOUNTS. Each Employer Account is credited with the designated Employer Contributions, forfeitures and a share of the expenses, earnings, losses and adjustments in value of the applicable portion or portions of the Trust; and

             (ii) PARTICIPANT ACCOUNTS. Each Participant Account is credited with the Active Participant's Contributions to that Account and a share of the expenses, earnings, losses and adjustments in value of the applicable portion or portions of the Trust.

         6.2 ALLOCATION OF EMPLOYER CONTRIBUTIONS. Employer Regular Profit Sharing Contributions for the Plan Year are allocated to the Employer Regular Profit Sharing Accounts of Active Participants who are Employees on the last day of that Plan Year in the proportion which each Active Participant's Compensation for the Plan Year bears to the aggregate of Active Participants' Compensation for the Plan Year, subject to the Testing Adjustment.

         (a) SALARY DEFERRED. Salary Deferred Contributions are allocated to the account of the electing Active Participant.

         (b) QUALIFYING. Employer Qualifying Contributions are allocated as directed by the Employer. That direction may include allocation in the same manner as Employer Regular Profit Sharing Contributions, in any other non-discriminatory manner, or a combination, and may be limited to Non-Highly Compensated Employees or one or more classifications of Non-Highly Compensated Employees. The method of allocation must be specified by the Employer within thirty (30) days of the end of the Plan Year to avoid discrimination under Code Sections 401(k) and 401(m).

         (c) SPECIAL CONTRIBUTIONS. Forfeiture Restoration Contributions are allocated to the account of the affected Active Participant. Minimum Top Heavy Contributions are allocated to the account of the affected Non-Key Employee Active Participants who are employed by the Employer (or Affiliated Employer) on the last day of the Plan Year.

         (d) STOCK CONTRIBUTIONS. Employer Contributions may be made in Stock or in cash, or in any combination of Stock and cash (as determined by each Employer) except that Elective Contributions may be made in Stock only to the extent Participants have elected to have those contributions invested in Stock. Stock contributed by an Employer is valued at the average of its closing prices as reported on any national securities exchange or as quoted on any system sponsored by a national securities association for the twenty (20) consecutive trading days immediately prior to the date on which the Stock is contributed to the Plan.

         (e) TESTING ADJUSTMENT. All allocations for Highly Compensated Employees are subject to limitation based on, and may be reduced as necessary to comply with, the participation, coverage and non-discrimination tests applicable to the Plan under Code Sections 401(a)(26), 410(b) and 401(a)(4). All allocations to Highly Compensated Employees are provisional until the earlier of the date the Employer certifies the allocations as non-provisional and the due date of the Employer's tax return for the year including the Allocation Date.

The method of allocation cannot be changed more frequently than once every six months, other than to comport with changes in the Code, ERISA, or the applicable rules or regulations.

         6.3 ALLOCATION OF FORFEITURES. Forfeitures from the Non-Vested Accounts of participants who have incurred five (5) consecutive Breaks in Service, received a distribution of their entire Vested Account Balance, or died after terminating employment during the Plan Year are first allocated to reduce any Forfeiture Restoration Contribution. Any remaining forfeitures are allocated in the same manner as Employer Regular Profit Sharing Contributions.

         6.4 ALLOCATION OF EXPENSES, EARNINGS, LOSSES AND ADJUSTMENTS IN VALUE. The assets of the Trust will be valued at fair market value as of each Allocation Date. Participants share in the earnings, losses and adjustments in value of the fund and in the expenses not paid by an Employer in the following manner:

         (a) COMMON FUND. If invested in a qualified common or pooled fund, each participant has a proportionate undivided interest in the assets of the fund and, except as otherwise provided, has allocated to the account the expenses, earnings, losses and adjustments in value of the fund under the rules of the fund.

         (b) MULTIPLE PARTICIPANT INVESTMENTS. If an amount from an account of a participant is invested in assets other than a Common Fund and the investment is commingled in another investment with amounts from the accounts of other participants, each participant has a proportionate interest in the asset and, except as otherwise provided, has allocated to the participant's account expenses, earnings, losses and adjustments in value of the asset in the ratio that the stated value in the asset bears to the total stated value of all participants in the assets. The stated value of a participant's account is the value of the participant's interest as of the beginning of each Allocation Period less any distribution, forfeiture, or other debit to the account plus any Participant Contributions during the period.

         (c) SINGLE ACTIVE PARTICIPANT INVESTMENTS. If an amount from the account of a participant is invested in assets other than the Common Fund and the account is not commingled in another investment with the amounts from accounts of other participants, each participant is entitled to the entire interest in the asset and, except as otherwise provided, the expenses, earnings, losses and adjustments in value of the asset are allocated to the participant's account.

         (d) EXPENSES. In general, expenses paid by the Trustee and charged against the Trust Fund are allocated to participants' Accounts as earnings, losses and other adjustments in value. Fees for recordkeeping services are allocated as a flat fee per participant and are spread across all of each participants' Accounts. Any investment management fee applicable to Stock is allocated only to Accounts invested in Stock in the ratio of the Stock holdings. Distribution fees are allocated to the Account being distributed prior to distribution.

         (e) CASH BASIS AND DAILY VALUATION. Alternatively, and notwithstanding other allocation dates and requirements for other purposes in this plan, all amounts may be credited for the purpose of allocating investment experience, and investment experience may be determined and allocated, pursuant to any consistent, nondiscriminatory cash basis accounting procedure or daily valuation system (with cash basis accounting) approved by the Administrator.

         6.5 VESTING. The Account Balance in each Account other than the Employer Regular Profit Sharing Account, if any, is fully vested and nonforfeitable at all times. The Account Balance in each Employer Regular Profit Sharing Account is fully vested and nonforfeitable upon the Participant's attainment of Normal Retirement Age, Death, or Disability while an employee of the Employer (or Affiliated Employer) and under one or a combination of the following Vesting Schedules:

         (a) NON-TOP HEAVY. The Non-Top Heavy Schedule applies if the Plan never becomes Top Heavy or for Plan Years after it has ceased to be Top Heavy (subject to the restrictions on Vesting Schedule amendments in Article X). This schedule also applies to a participant who does not complete an Hour of Service in a Plan Year in which the Plan is Top Heavy. Except as provided in subsection (b), the Non-Top Heavy schedule is:

         Years of Service for Vesting Purposes                         Percentage
         To Date Employment Terminated                                 Vested
         -----------------------------                                 ------
                  Less than 1 year                                       0%
                  1 year but less than 2 years                          10%
                  2 years but less than 3 years                         20%
                  3 years but less than 4 years                         30%
                  4 years but less than 5 years                         40%
                  5 years but less than 6 years                         60%
                  6 years but less than 7 years                         80%
                  7 years or more                                      100%

         (b) MATCHING. Effective for Matching Contributions attributable to Plan Year beginning on and after January 1, 2002, the schedule applicable to Employer Matching contributions is:

         Years of Service for Vesting Purposes                         Percentage
         To Date Employment Terminated                                 Vested
         -----------------------------                                 ------
                  Less than 1 year                                       0%
                  1 year but less than 2 years                          10%
                  2 years but less than 3 years                         20%
                  3 years but less than 4 years                         40%
                  4 years but less than 5 years                         60%
                  5 years but less than 6 years                         80%
                  6 years or more                                      100%

         (c) TOP HEAVY. Unless the Non-Top Heavy Schedule is more favorable, the Top Heavy Schedule applies for Plan Years in which the Plan is Top Heavy and for amounts allocated in Plan Years before the Plan became Top Heavy. The Top Heavy
Schedule is:

         Years of Service for Vesting Purposes                         Percentage
         To Date Employment Terminated                                 Vested
         -----------------------------                                 ------
                  Less than 2 years                                    None
                  2 years but less than 3 years                        20%
                  3 years but less than 4 years                        40%
                  4 years but less than 5 years                        60%
                  5 years but less than 6 years                        80%
                  6 years or more                                      100%

         (d) EFFECT OF RE-PARTICIPATION. Years of Service prior to a Break in Service are Years of Service for purposes of determining the vested interest in the Employer Accounts of an Employee who is reemployed by the Employer following a Break in Service and for all purposes under the Plan on the first day on which the Employee becomes an Active Participant unless the Employee re-participates as a new Employee.

         (e) CHANGE. A change in the applicable Vesting Schedule is a vesting amendment under Article X.

         6.6 VESTED ACCOUNTS. The vested portion of the Accounts of a participant is a Vested Account and the nonvested portion is a Nonvested Account. Vested and Nonvested Accounts are solely for accounting purposes, and do not require segregation of the assets of the Trust. Distribution of benefits may be made to a participant or a beneficiary only from the Vested Accounts.

         (a) RE-PARTICIPATION. Separate Vested Accounts are maintained for participants whose prior service is disregarded following reemployment.

         (b) PARTIAL DISTRIBUTION. In the event of a distribution of less than the entire Vested Account Balance of a participant whose Employer Account is not fully vested and nonforfeitable at the time of the distribution, a Separate Account is established at the time of distribution. The vested portion of the participant's Separate Account equals P(AB + (R x D)) - (R x D) where P is the vested percentage, AB is the Account Balance from time to time, D is the amount of the distribution and R is the ratio of the Account Balance from time to time to the Separate Account Balance after distribution.

         (c) FORFEITURE. All Nonvested Accounts are forfeited as of the end of the Plan Year during which a participant incurs five (5) consecutive Breaks in Service, receives a distribution of the entire Vested Account Balance, or dies after terminating employment. A participant who is not vested in any portion of an Employer Account is deemed to receive a distribution of the participant's entire vested Account Balance in that Account on the date the participant terminates employment with the Employer. For participants affected by the retroactive effective date of this subsection who were not previously treated as having received a deemed distribution, the deemed distribution shall occur on the last day of the Plan Year in which this amendment and restatement is actually adopted.

         (d) EMPLOYER ACCOUNT RESTORED. If a terminated participant is reemployed by the Employer before incurring five (5) consecutive Breaks in Service, the forfeited Nonvested Account must be restored to the Employer Account if:

             (i) NO DISTRIBUTION. No distribution was received from the Vested Account; or

             (ii) REPAYMENT. The entire distribution received from the Vested Account is repaid not later than the date the participant incurs five
         (5) consecutive Breaks in Service. A participant who is deemed to have received a distribution of the entire Vested Account Balance is deemed to have repaid that amount on the first day on which the Employee again completes an Hour of Service for the performance of duties.

The participant must be reinstated in all optional forms of benefits and subsidies relating to the benefits applicable to the restored amount prior to the distribution.

         6.7 INVESTMENT OF EMPLOYER AND PARTICIPANT CONTRIBUTIONS. Except as otherwise provided, each participant's Accounts shall be invested in accordance with the option provided for, and properly elected by, participants from time to time.

         (a) OPTIONS. The options available are:

             (i) INVESTMENT FUNDS. The Investment Funds available from time to time identified in an Appendix E to this Plan.

             (ii) STOCK. Stock of Kaydon Corporation.

         (b) PROCEDURE. A participant may designate the investment of the participant's Accounts in the available options in increments of 1%, subject to a minimum allocation to any option, prior to January 1, 1994, of 10%. A participant may change the designated investment options as frequently as allowed by the administrative processing abilities of the Contract Administrator and the Trustee, but no less frequently than once within each three month period. All investment directions must be communicated to the Contract Administrator in writing on the Appropriate Form or in accordance with an alternative administrative procedure approved in advance the by Committee and the Contract Administrator. Any such alternative procedure which is not in writing must provide the participant with an opportunity to obtain written confirmation of the instructions.

         (c) EFFECTIVE DATE. Except as provided, the Contract Administrator or Trustee must effect any appropriate direction within a reasonable period of time and as soon as practicable after the direction is properly communicated (or, in the case of a sale of Stock, after the end of the stated month), unless circumstances beyond the control of the Contract Administrator or Trustee preclude reasonable completion of the direction. Participant investment directions to change the investment of all or a portion of an existing Account from Stock to another investment are effective on the last day of the month in which the investment direction was filed if the election was filed by the 20th of that month or, in other cases, on the last day of the following month.

         (d) NO DIRECTION. Amounts which a participant may direct but which are not effectively directed by the participant will be invested in accordance with the default investment rules. Unless required, such amounts will not be invested in Stock.

         (e) MULTIPLE. If a number of purchases or sales are to be made at any one time, the net purchase or sales price of all shares of Stock purchased or sold at that time will be averaged to determine the amount to be allocated to each participant.

         6.8 ERISA SECTION 404(C). Except with respect to the portion of the Plan required to be invested in Kaydon Stock, the Plan is intended to comply with ERISA Section 404(c). The Committee or other party designated by Plan policy, rule, or contract shall provide each participant eligible to direct investments the information identified in Appendix F or provided under DOL Reg. 2550.404c-1 for that purpose.

         (a) CONFIDENTIALITY. Information relating to the purchase, holding and sale of stock and to the exercise of voting, tender and similar rights with respect to Stock shall be subject to procedures established to provide for and safeguard the confidentiality of that information (except to the extent necessary to comply with Federal laws or state laws not pre-empted by ERISA. The Committee is responsible for ensuring that the procedures are sufficient to safeguard the confidentiality of the information, the procedures are being followed and that an independent fiduciary is appointed to carry out activities relating to any situations which the Committee determines involve a potential for undue employer influence on participants with regard to the direct or indirect exercise of shareholder rights.

         (b) STOCK RIGHTS. With respect to Stock:

             (i) INFORMATION. Information provided to shareholders of such securities shall be provided to participants or beneficiaries with Accounts holding Stock; and

             (ii) VOTING. Voting, tender and similar rights with respect to such securities shall be passed through to participants and beneficiaries with Accounts holding Stock.

         If a participant or beneficiary does not direct the Trustee to vote the Stock in a particular manner, the Trustee may not vote the Stock.

         (c) EXPENSES. The Plan may charge participants' accounts for the reasonable expenses of carrying out the participant's instructions pursuant to a procedure established under the Plan to periodically inform participants of the actual expenses incurred with respect to their respective individual Accounts.

         (d) SECTION 16B RULE. Any available participant election may, at the participant's election, also be made pursuant to:

               (i) SIX MONTH ADVANCE. An irrevocable election made by the participant six months or more in advance of the effective date of the election; or

              (ii) QUARTERLY DATE. An election made by the participant on a Quarterly Date at least six months after the date of the previous intraplan transfer election relating to the Stock Fund. The Quarterly Date begins on the third business day following the release of Kaydon Corporation's quarterly financial data and ends on the twelfth business day following that date.

         (e) GENERAL. Participant instructions will not be implemented if the instructions:

               (i) PLAN. Are not in accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with the provisions of Title I of ERISA;

              (ii) UNITED STATES. Would cause a fiduciary to maintain the indicia of ownership of any assets of the plan outside the jurisdiction of the district courts of the United States other than as permitted by section 404(b) of ERISA;

             (iii) QUALIFICATION. Would jeopardize the Plan's tax qualified status under the Internal Revenue Code;

              (iv) PROHIBITED TRANSACTION. Would result in a prohibited transaction described in ERISA section 406 or section 4975 of the Internal Revenue Code;

               (v) LOSS. Could result in a loss in excess of that participant's account balance; or

              (vi) INCOME. Would generate income that would be taxable to the Plan.

         (f) PAYSOP AND TRASOP LIMITATIONS. Notwithstanding the general rule of this Section, a participant may not direct the investment of any portion of the participant's Employer Prior Contributions Account, Participant Contributions Account and Employer Contributions Account to the extent the portion of the Account would not be distributable under the Code because the portion of the Account remains subject to the limitation requiring that distributions not occur prior to the end of the eighty-fourth (84th) month beginning with the month following the allocation of Stock to the participant's Account. Those Accounts shall remain invested in Stock until no longer subject to that limitation.

         6.9 SPECIAL INVESTMENT DIRECTION. Notwithstanding any other provision of this Plan, within 90 days after the end of each Plan Year within the Election Period, a participant who has completed at least 10 years of participation in the Plan and has attained age 55 may direct the Contract Administrator and the Trustee as to the diversification of the investment of 25% (50% with respect to the Plan Year for which the participant may make the last such election) of the total number of shares of Stock or other employer securities acquired by or contributed to the portion of the Plan consisting of the participant's Employer Contribution Account, Employer Prior Contributions Account and Participant Contribution Account after December 31, 1986 and on or before the most recent Plan Allocation Date (to the extent that number of shares exceeds the number of shares to which a prior election under this Section applies).

         (a) ELECTION PERIOD. The Election Period is the period of five Plan Years commencing with the Plan Year after the Plan Year in which the participant has both attained age 55 and completed 10 years of participation in the Plan.

         (b) DIVERSIFICATION. A participant may elect to diversify investment of the applicable amount from among the Investment Funds established under the Plan. Any diversification election by a participant must be implemented no later than ninety (90) days after the last day of the period during which the election may be made.

         (c) DETERMINATION. The maximum percentage of a participant's Accounts that is subject to diversification is applied to the value of the participant's Accounts as of the last day of the preceding Plan Year.

         (d) LIMITATION. This special investment direction shall not apply, however, to the extent the fair market value (determined at the Plan Allocation Date immediately preceding the first day on which a qualified participant is eligible to make a diversification election) of the employer securities acquired by or contributed to the Plan after December 31, 1986 and allocated to the Employer Contribution Account, Employer Prior Contributions Account or the Participant Contribution Account in total is $500.00 or less.

                                   ARTICLE VII
                                  DISTRIBUTION

         7.1 DISTRIBUTIVE EVENT. A participant's Account is distributable upon the occurrence of a Distributive Event. A Distributive Event is:

         (a) NORMAL RETIREMENT AGE. A participant's attainment of Normal Retirement Age;

         (b) DEATH. A participant's Death;

         (c) DISABILITY. A participant's Total and Permanent Disability which is any physical or mental condition that may reasonably be expected to be permanent and which renders the participant incapable of continuing as an Employee.

         (d) EMPLOYMENT TERMINATION. A participant's Termination of Employment with the Employer (and all Affiliated Employers);

         (e) PLAN TERMINATION. For other than a Qualifying Account or a Salary Deferred Contributions Account, the termination of the Plan;

         (f) SALARY DEFERRED AND QUALIFYING. From a Salary Deferred Contributions Account or a Qualifying Account:

              (i) PLAN TERMINATION. The termination of the Plan without establishment or maintenance of another defined contribution plan (other than a plan defined in Code Sections 4975(e)(7) or 409, a simplified employee pension as defined in Code Section 408(k), or a SIMPLE IRA plan as defined in Code Section 408(p)) to the extent the participant receives a lump sum distribution within Code Section 401(k)(10) by reason of the termination; or

             (ii) DISPOSITION. To the extent the participant receives a lump sum distribution within Code Section 401(k)(10) by reason of the disposition, and if the Employer continues to maintain this Plan after the disposition, the disposition by the Employer to an unrelated employer of:

                  (A) ASSETS. Substantially all of the assets used by the
             Employer in a trade or business with respect to an employee who continues employment with the acquiring corporation; and

                  (B) STOCK. The Employer's interest in a subsidiary with
             respect to an employee who continues employment with the subsidiary.

         (g) HARDSHIP. For Salary Deferred Contributions and earnings of the Salary Deferred Contributions Account through December 31, 1988 only, Hardship as provided in this Article.

         (h) AGE 59 1/2. From a Salary Deferred Contributions Account once each Plan Year, a participant's attainment of 59 1/2.

         (i) MINIMUM REQUIRED. A participant's attainment of the participant's Required Beginning Date.

         (j) ALTERNATE PAYEE. For an Alternate Payee under a Qualified Domestic Relations Order, the request of the Alternate Payee at the time set forth in or allowed under the Order even if that time is prior to the date the participant attains the earliest retirement age as defined in Section 414(p)(4) of the Code, to the extent authorized under Section 414(p)(10) of the Code.

         Notwithstanding the prior provisions, in no event may any distribution from an Employer Prior Contributions Account, a Participant Contributions Account or an Employer Contributions Account be made prior to the end of the eighty-fourth (84th) month beginning with the month following the allocation of the Stock to the Account, unless the distribution is on account of the Participant's retirement, death, disability, or other termination of employment, termination of this Plan in its entirety, or the minimum distribution requirements of Code Section 401(a)(9).

         7.2 HARDSHIP. Hardship requires an immediate and heavy financial need. A Hardship distribution is limited to the amount necessary to satisfy the financial need.

         (a) IMMEDIATE AND HEAVY FINANCIAL NEED. An immediate and heavy financial need includes only:

             (i)  MEDICAL EXPENSES. Expenses for medical care described in Code
         Section 213(d) previously incurred by the participant, or the spouse or dependents of the participant, or necessary for those individuals to obtain such medical care;

             (ii) RESIDENCE. Costs directly related to the purchase of a principal residence for the participant (excluding mortgage payments);

             (iii) TUITION. Payment of tuition and related educational fees for the next twelve months of post-secondary education for the participant, or the spouse, children, or dependents of the participant;

             (iv) EVICTION. Payments necessary to prevent the eviction of the participant from the participant's principal residence or foreclosure on the mortgage on that residence; and

             (v) OTHER. Other similar matters approved by the Committee in a uniform and non-discriminatory manner and memorialized in rules and regulations of Plan administration in Appendix H to this Plan.

         (b) FINANCIAL NEED. An immediate and heavy financial need does not exist to the extent the amount of the distribution exceeds the amount required to relieve the financial need or to the extent the need may be satisfied from other resources reasonably available to the participant.

             (i) PARTICIPANT REPRESENTATION. In determining the availability of other resources, the Committee may reasonably rely on the representation of the participant that the need cannot be relieved:

                   (A) INSURANCE. Through reimbursement or compensation by
             insurance or otherwise;

                   (B) LIQUIDATION. By reasonable liquidation of the
             participant's assets, to the extent liquidation would not itself cause an immediate and heavy financial need;

                   (C) CONTRIBUTIONS. By cessation of Salary Deferred or
             Voluntary Contributions under the Plan; or

                   (D) LOANS. By other distributions or loans from plans, or by borrowing from commercial sources on reasonable commercial terms.

             (ii) DEEMED FINANCIAL NEED. If the representation is not made or the Committee cannot reasonably rely upon it, a distribution is deemed necessary to satisfy an immediate and heavy financial need only if:

                  (A) AMOUNT. The distribution does not exceed the immediate and heavy financial need of the participant (including amounts necessary to pay any federal, state, or local income taxes or penalties reasonably expected to result from the distribution);

                  (B) DISTRIBUTION AND LOANS. The participant has obtained all distributions (other than for hardship) and all nontaxable loans currently available under all plans maintained by the Employer (or Affiliated Employer);

                  (C) SUSPENSION. The participant's Participant Contributions to this Plan and all other qualified and nonqualified plans of deferred compensation (other than health or welfare benefit plans) maintained by the Employer (or Affiliated Employer) are required to be suspended for twelve (12) months (six (6) months, effective January 1, 2002) after receipt of the Hardship distribution; and

                  (D) REDUCED ELECTIVE. Under all plans maintained by the
             Employer (or Affiliated Employer), the participant may not make Salary Deferred Contributions for the taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Code Section 402(g) for that next taxable year less the amount of the participant's Salary Deferred Contributions for the taxable year of the hardship distribution.

         7.3 METHOD OF PAYMENT. Effective on the first day of the 1987 Plan Year, January 1, 1987, except as provided, payments from a participant's Accounts at or after a Distributive Event shall be made by a single payment within one (1) taxable year of the recipient.

         (a) CASH-OUT. The Participant's consent is not required with respect to the following distributions.

             (i) ON OR AFTER AUGUST 6, 1997. For Plan Years beginning on or after August 6, 1997:

                  (A) ON OR AFTER OCTOBER 17, 2000. A distribution made on or after October 17, 2000, when the participant's Vested Account Balance is $5,000 (or such larger amount as may be specified in Code Section 411(a)(11)(A)) or less. Effective January 1, 2002, the value of a participant's Vested Account Balance shall be determined without regard to that portion of the Account Balance that is attributable to rollover contributions (and allocable earnings) within the meaning of Code Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii) and 457(e)(16).

                   (B) MARCH 22, 1999, THROUGH OCTOBER 17, 2000. A distribution made on or after March 22, 1999, and before October 17, 2000, when the participant's Vested Account Balance is $5,000 or less unless the distribution is one of a series of scheduled periodic payments and the participant's consent was required at the time the initial payment was made.

                   (C) BEFORE MARCH 22, 1999. A distribution made before March
             22, 1999, when the participant's Vested Account Balance, including any earlier distribution, is $5,000 or less.

             (ii) BEFORE AUGUST 6, 1997. For Plan Years beginning before August 6, 1997, a distribution when the participant's Vested Account Balance, including any earlier distribution, is $3,500 or less.

         (b) TERMINATION. On recognition by the Employer of termination of the Plan, Salary Deferred Contributions and Qualifying Accounts must be transferred to any other defined contribution plan maintained by the Employer or a member of a controlled group including the Employer (other than a Code Section 4975(e)(7) employee stock ownership plan).

         (c) STOCK. Except as otherwise provided, all distributions shall be in whole shares of Stock if and to the extent the distribution is from an Account invested in whole or in part in Stock. All other distributions shall be in cash. Any fractional share of Stock otherwise distributable shall also be distributed in cash.

               (i) ELECTION AGAINST STOCK. Any participant or other payee may elect on the appropriate form to receive in cash all or part of the portion of a distribution which would otherwise be made in Stock.

              (ii) ELECTION OF STOCK. In addition, any participant or other payee may elect on the appropriate form to receive in Stock all or any portion of a distribution which would otherwise be made in cash or assets other than Stock to the extent that the distribution includes cash or assets which were previously invested in Stock as part of the participant's Employer Contributions Account, Employer Prior Contributions Account and Participant Contributions Account, other than amounts diversified under Section 6.9. The participant or other payee shall be advised in writing of the right to demand Stock prior to any distribution in cash or other assets.

             (iii) PROCEDURE. The Trustee shall, to the extent necessary, purchase or sell the number of shares of Stock to be distributed, and the participant or other payee shall receive in cash or Stock, as the case may be, the net amount (after adjustments for any expenses directly related to the purchase, such as brokerage fees or commissions) of that purchase or sale.

                  (A) MULTIPLE. If a number of purchases or sales are to be made by the Trustee at any one time, the net purchase or sales price of all shares of Stock purchased or sold at that time shall be averaged to determine the amount to be distributed to each participant or other payee.

                  (B) VALUATION. Fractional shares of Stock shall be valued on the basis of the closing price of the Stock as reported on any national securities exchange or as quoted on any system sponsored by a national securities association on the trading day on which the Stock is sold.

         7.4 INFORMATION PROVIDED. The Committee must provide to each participant, with the Application for Distribution:

         (a) WITHHOLDING. Where applicable, a form permitting rejection of federal income tax withholding from the distribution; and

         (b) FAVORABLE TAX TREATMENT. A form providing notification of the requirements for and the effects of lump sum five (5) and ten (10) year averaging, a Direct Rollover and a qualifying rollover under the Code.

         7.5 APPLICATION FOR DISTRIBUTION. To begin distribution after a Distributive Event, the participant or other payee must file a written, valid Application for Distribution after receiving the information described in this Article executed within 90 days before the first day of the first period for which benefits are paid.

         (a) NO APPLICATION. An Application is not required if the distribution: is a Cash Out; is required to satisfy Code Sections 401(a)(9), 411(b), or 415; or is made after the date the participant has (or would have, if not dead) attained the later of Normal Retirement Age or age 62.

         (b) GENERAL REQUIREMENTS. To be a valid Application, the participant or other payee must consent to or request the distribution and designate the desired type of benefit, the form of payment, the beginning date for payment, whether federal income tax will be withheld (where not mandatory), and whether the participant is married.

         (c) LATER ACCRUAL. The provisions of this Section apply separately to additional accruals after a benefit start date that occurs before the participant attains Normal Retirement Age.

         (d) ELECTIONS. Any election otherwise permitted by this Article may, at the participant's election, also be made pursuant to an irrevocable election made by the participant six months or more in advance of the effective date of the election.

         7.6 TIMING OF PAYMENT. Except for Age 59 1/2 or Hardship Distributions, payments from a participant's Accounts may begin on the first day of a month following a Distributive Event and, except where unnecessary, filing of an appropriate Application.

         (a) REQUIRED BEGINNING DATE - PARTICIPANT. Payments to a participant of the appropriate Minimum Amount must begin not later than April 1 following the calendar year in which the participant attains age 70 1/2 unless the participant:

              (i) ELECTION. Made an election under Section 242(b) of the Tax Equity and Fiscal Responsibility Act of 1982 (TEFRA Election); or

             (ii) NON-FIVE PERCENT OWNER. Is not a Five Percent Owner. In that case, payments of the appropriate Minimum Amount must begin not later than the April 1 following the calendar year in which the participant attains age 70 1/2, or, if later, following the calendar year in which the participant's employment terminates.

Five Percent for purposes of this definition, a participant is treated as a Five Percent Owner if the participant is a Five Percent Owner during the Plan Year in which the participant attains age 66 1/2 or any later Plan Year. Once distribution begins to a Five Percent Owner, it must not continue even if the participant ceases to be a Five Percent Owner.

         (b) REQUIRED BEGINNING DATE - BENEFICIARY. Payments to a beneficiary or other recipient must begin by the earliest applicable date in this subsection.

             (i) NO PAYMENTS. If a participant dies before the participant's Required Beginning Date (and if irrevocable annuity distributions have not begun with respect to Restricted Transfer amounts):

                  (A) LUMP SUM. Payment must be made by December 31 of the fifth calendar year after the calendar year of the death of the participant (or the participant's spouse, if the spouse was the Designated Beneficiary at the participant's death and dies before the spouse's required beginning date); or

                  (B) LIFE OR LIFE EXPECTANCY. If elected by a Designated
             Beneficiary (determined as of the date of death), payments must begin by December 31 of the year after the year of the participant's (or spouse's) death in a method which will result in the Account Balance being payable during the Beneficiary's life or life expectancy or, if elected by the participant's spouse, payments must begin in the same manner by the December 31 after the later of the end of the calendar year in which the participant died and the date on which the participant would have attained age 70 1/2.

             (ii) PAYMENTS. If the participant dies on or after the participant's Required Beginning Date (or irrevocable annuity distributions have begun with respect to Restricted Transfer Amounts), the Account Balance must be payable at least as rapidly as under the method of payment elected by the participant. Any Designated Beneficiary whose life or life expectancy was used to determine the period for that method of payment must be the beneficiary of the remaining portion.

         (c) CONTINUING PAYMENT DATES. The Minimum Distribution for all distribution calendar years other than the distribution due by the Required Beginning Date, including the Minimum Distribution for the distribution calendar year in which the Required Beginning Date occurs, must be made on or before December 31 of that distribution calendar year. Notwithstanding that general rule:

             (i) DEFERRAL. An Employee (other than a Five Percent Owner) who attained age 70 1/2 after December 31, 1997, may elect by April 1 following the calendar year in which the Employee attained age 70 1/2 to defer distributions required under the terms of this plan in effect prior to the Effective date until the participant's Required Beginning date specified above. If no election is made, payment shall be made by April 1 following the calendar year in which the Employee attained age 70 1/2 (or by December 31, 1997, in the case of an Employee who attained age 70 1/2 during 1996) in accordance with the terms of this plan in effect prior to the Effective Date.

             (ii) SUSPENSION. An Employee (other than a Five Percent Owner) who attained age 70 1/2 before January 1, 1997, may elect in writing to stop receiving payments required under the terms of this plan in effect prior to the Effective date. If payments are suspended, payments shall recommence by the participant's Required Beginning Date. The date payment is made after termination of employment will be a new Annuity Starting Date for the participant.

         (d) GENERAL LIMITATION. Payments to all participants must begin, unless postponed, not later than sixty (60) days after the end of the latest Plan Year in which the participant: attains the earlier of age 65 or Normal Retirement Age; reaches the tenth anniversary of participation; or terminates employment. Payments to the surviving spouse of a deceased participant must be available within a reasonable time after the participant's death. Unless special circumstances require an extension of time, the reasonable time may not exceed 90 days after the participant's death.

         (e) OVERRIDE. Payments for each distribution calendar year must be made in accordance with the regulations under Code Section 401(a)(9), which override any distribution options in the Plan or elections inconsistent with Code Section 401(a)(9). Notwithstanding any other provision of the Plan, the Plan must begin distribution in a manner that satisfies: Code Section 401(a)(9) even though the participant (or spouse, where applicable) fails to consent to the distribution if the plan has made reasonable efforts to obtain consent and if the distribution otherwise meets the applicable requirements of Code Section 417; Code Section 411(b) and Code Section 415.

         (f) EXCISE TAX. Payments before a participant attains age 59 1/2 are subject to an excise tax under the Code unless the payments are made:

              (i) DEATH OR DISABILITY. On account of death or disability within the meaning of Code Section 72(m)(7);

             (ii) ANNUITY. As part of a series of substantially equal periodic payments, not less frequently than annually, made for the life or life expectancy of the participant or the joint lives or joint life expectancies of the participant and the Designated Beneficiary; or

             (iii) SEPARATION. To a participant after separation from service after attainment of age 55.

         (g) AGE 59 1/2 OR HARDSHIP. Age 59 1/2 or Hardship distributions shall be made not later than thirty (30) days following the valuation of the Participant's Account as of the end of the calendar quarter with respect to which the withdrawal is to be made.

         7.7 AMOUNT OF PAYMENT. The amount each payment must satisfy these Minimum Distribution requirements. The time and method of payment of benefits selected by a participant must be adjusted as necessary to comply with Section 401(a)(9) and the Minimum Distribution rules.

The Minimum Distribution that must be distributed for each calendar year beginning with the calendar year immediately preceding the calendar year that contains the Participant's Required Beginning Date must be at least equal to the quotient obtained by dividing the Participant's Vested Account Balance by the applicable divisor.

         (a) VESTED ACCOUNT BALANCE. The value of the Vested Account Balance shall be determined as of the last Valuation Date within the calendar year preceding the calendar year for which the distribution is made and shall be increased by any amounts allocated to the Participant's accounts as of any later date during such preceding calendar year and reduced by any amounts charged against such accounts as of any later date during such preceding calendar year.

         (b) APPLICABLE DIVISOR.

             (i) SPOUSE BENEFICIARY. If the Participant's Spouse is the designated Beneficiary, the applicable divisor shall be the life expectancy determined under (c) below.

             (ii) OTHER BENEFICIARY. If the designated Beneficiary is a Person other than the Participant's Spouse, the applicable divisor shall be the lesser of:

                  (A) LIFE EXPECTANCY. The life expectancy determined under (c)
             below; or

                  (B) INCIDENTAL BENEFIT FACTOR. The applicable divisor, under
             Regulations Section 1.401(a)(9)-2,A-4(a)(2), based on the Participant's age at the birthday during the calendar year for which the distribution is made.

         (c) LIFE EXPECTANCY.

             (i) DETERMINATION. Life expectancy shall be based on the Participant's (and/or designated Beneficiary's) age at the birthday in the calendar year immediately preceding the calendar year that contains the Participant's Required Beginning Date. Life expectancy shall be determined from life expectancy Tables V and VI in Regulations 1.72-9. Election of the applicable life expectancy shall be irrevocable when distribution begins. If a life expectancy or shorter installment period is not elected, the Participant's life expectancy shall apply.

             (ii) REDETERMINATION. If a Participant (or Spouse, if the Participant is deceased, but not any other Beneficiary) so elects, life expectancy of the Participant or Spouse or the joint life expectancy of the Participant and Spouse may be redetermined annually under Code
         Section 401(a)(9) and Regulations. The election must be irrevocable when made and must be made not later than the Required Beginning Date. If no election is made, the applicable life expectancy for each calendar year after the calendar year for which installments begin shall be the life expectancy or joint life expectancy for the first calendar year reduced by one year for each subsequent calendar year.

         7.8 SPECIAL PARTICIPANT ACCOUNT DISTRIBUTION RULES. A participant's Participant Accounts are also subject to the following special rules:

         (a) ROLLOVER. A participant's Rollover Account established by a rollover qualified under Code Sections 402(a) or 408(d) is distributable upon notice from the participant of a desire to begin distribution of all or part of the Rollover Account balance. Payments must be made over a period not exceeding the applicable life expectancies used by the distributing plan to determine the minimum distribution with respect to the amount rolled over.

         (b) TRANSFER. A participant's Rollover Account established by a transfer directly from the trustee, custodian or insurer of a plan or related trust qualified under Code Section 401(a) (Transferor Plan):

             (i) RESTRICTED - SURVIVING SPOUSE REQUIREMENTS. Is subject to the Additional Distribution Provisions of this Article if the Transferor Plan was subject to the surviving spouse annuity requirements of Code Sections 401(a)(11) and 417 at the time of the transfer (Restricted Account);

             (ii) RESTRICTED - CODE SECTION 401(K). Is subject to the distribution restrictions of Code Sections 401(k)(2) and (10) to the extent the amount transferred consists of elective contributions (or amounts treated as elective contributions) under a plan with a Code
         Section 401(k) arrangement; and

             (iii) DISTRIBUTION TIMING. Which is transferred after the Required Beginning Date under Both the Transferor Plan and this Plan must begin to be distributed in the calendar year following the calendar year in which the amount was transferred if the Designated Beneficiary under this Plan has a life expectancy that is longer than the life expectancy of the designated beneficiary under the Transferor Plan. This distribution must be made over a period not exceeding the applicable life expectancies used by the Transferor Plan to determine the participant's minimum distribution with respect to the amount transferred.

         7.9 ADDITIONAL DISTRIBUTION PROVISIONS. These additional distribution provisions apply to a Restricted Transfer Account.

         (a) METHOD OF PAYMENT. Payment from a participant's Restricted Account may also be made by:

             (i) JOINT AND SPOUSAL SURVIVOR. The purchase of an immediate, nontransferable annuity from an insurance company, with an amount payable for the participant's life and, if the participant is survived by a Qualifying Spouse to whom the participant is married at the date of death or who is treated as a Qualifying Spouse under a Qualified Order, at least fifty percent (50%) of the amount continued for that spouse's life;

             (ii) SPOUSAL SURVIVOR. In the case of the death of the participant, the purchase for the Qualifying Spouse of a fully subsidized nontransferable annuity from an insurance company with a benefit having a value which is actuarially equivalent to fifty percent (50%) of the participant's Vested Restricted Transfer Account Balance as of the date of the participant's death; and

             (iii) ANNUITY. The purchase of a nontransferable annuity from an insurance company for the life of the participant.

         The normal form of payment to a married participant with a Qualifying Spouse is the Joint and Spousal Survivor form and to other participants is the Annuity form. The normal form of payment after the death of a participant with a Qualifying Spouse is the Spousal Survivor Annuity.

         (b) INFORMATION PROVIDED. The Committee must also provide to each participant who has a Restricted Account:

             (i) JOINT AND SPOUSAL SURVIVOR NOTICE. With respect to the Joint and Spousal Survivor form, no less than 30 days and no more than 90 days before the first day of the first period for which benefits are paid, a written explanation of: the Joint and Spousal Survivor Annuity; the participant's right to make, and the effect of, an election not to receive payments in that form; the requirement that the Qualifying Spouse consent; the participant's right to revoke an election and the effect of revocation; the material features and the relative values of the optional forms of benefit available under the Plan; and the right to defer receipt of the distribution; and

             (ii) SPOUSAL SURVIVOR ANNUITY NOTICE. With respect to the Spousal Survivor Annuity, a written explanation of: the Spousal Survivor Annuity; the participant's right to make, and effect of, an election to waive the benefit; the requirement that the Qualifying Spouse consent; and the participant's right to revoke an election and the effect of revocation. The explanation shall provide within the last to end of:

                  (A) THREE YEAR PERIOD. The three (3) year period beginning with the first day of the Plan Year in which the participant attains age 32; or

                  (B) TWO YEAR PERIOD. The two year period beginning one year before: the individual becomes an Active Participant, a benefit subsidy (as defined in Section 417 of the Code) ceases, the survivor benefit requirements first apply to the participant, or the separation from service of a participant who has not attained age 35.

         The explanation must be provided to a participant who separates from service before age 32 within one year after termination of employment; and

         (c) APPLICATION FOR DISTRIBUTION. In addition to the other applicable requirements for a valid Application, to be a valid Application with respect to a Restricted Account:

             (i) ELECTION AGAINST JOINT AND SPOUSAL SURVIVOR. If the participant elects during the applicable period or receives after the date the participant has attained the later of Normal Retirement Age or age 62, with respect to the Restricted Account, a form of payment other than the Joint and Spousal Survivor (or the Annuity form if the participant is not married to a Qualifying Spouse), the participant must specify the particular optional form of benefit and, if applicable, the Application must be executed by the participant's Qualifying Spouse and witnessed by a Plan representative or a notary public.

                  (A) SPOUSAL CONSENT. Spousal Consent must specify the
             particular optional form of benefit; except as provided in a Qualified Order, is necessary within ninety (90) days before the first day of the first period for which benefits are paid; and is irrevocable.

                  (B) NO SPOUSE. Spousal consent is not required if it is
             established to the satisfaction of a Plan Representative that there is no Qualifying Spouse or that the Qualifying Spouse cannot be located; if the spouse is legally incompetent and the spouse's legal guardian gives consent; or if the participant is legally separated or has been abandoned as determined by court order (unless a Qualified Order provides otherwise).

             (ii) MODIFICATION. A participant's election may be modified or revoked after the spouse's death or divorce, except as provided in a Qualified Order, and at any time during the ninety (90) days immediately before the first day of the first period for which benefits are paid to return to the Joint and Spousal Survivor form or, with appropriate Spousal consent, to another optional form of benefit.

         (d) SPECIAL SPOUSAL SURVIVOR ANNUITY RULES. A participant, with the consent of any Qualifying Spouse, may elect to waive the Spousal Survivor Annuity with respect to the Restricted Account during the period beginning on the expiration of the time for provision of the Spousal Survivor Annuity Notice and ending at the participant's death. A Qualifying Spouse may elect to waive the Spousal Survivor Annuity with respect to the Restricted Account after the death of the participant.

             (i) NO SPOUSE. Spousal consent is not required if it is established to the satisfaction of a Plan Representative that there is no Qualifying Spouse or that the Qualifying Spouse cannot be located; if the spouse is legally incompetent and the spouse's legal guardian gives consent; or if the participant is legally separated or been abandoned as determined by court order (unless a Qualified Order provides otherwise).

             (ii) NOT NECESSARY. Spousal consent is not necessary for a distribution of the Spousal Survivor Annuity after the date the participant attains (or would have attained if not dead) the later of Normal Retirement Age or age 62.

             (iii) IRREVOCABLE. Spousal consent is irrevocable.

         (e) WAIVER OF NOTICE PERIOD. A distribution may commence less than 30 days after the notice required under (b) above is given, provided:

             (i) RIGHT TO 30-DAY PERIOD. The Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option); and

             (ii) ELECTION. The Participant, after receiving the notice, affirmatively elects a distribution.

         7.10 DESIGNATION OF BENEFICIARY. A participant or a Designated Beneficiary may designate the beneficiary or contingent beneficiary to receive amounts payable under the Plan (other than the Spousal Survivor Annuity) in the event of the participant's or Designated Beneficiary's death. The Designated Beneficiary may not change a designation by the participant.

         (a) MARRIED ACTIVE PARTICIPANT. Except as provided in a Qualified Order, a married participant's beneficiary is the participant's legal spouse unless the spouse consents otherwise.

             (i) SPOUSAL CONSENT REQUIRED. Except as provided in a Qualified Order, spousal consent is necessary for a beneficiary designation of another and a change of beneficiary designation.

             (ii) SPOUSAL CONSENT NOT REQUIRED. Spousal Consent is not required to the extent a prior Qualified Order provides for payment of any portion of a Participant's Account Balance to an alternate payee under the Qualified Order or if it is established to the satisfaction of a Plan Representative that there is no spouse or that the spouse cannot be located; if the spouse is legally incompetent and the spouse's legal guardian gives consent; or if the participant is legally separated or has been abandoned as determined by court order (unless a Qualified Order provides otherwise).

             (iii) IRREVOCABLE. Spousal consent is irrevocable.

         (b) METHOD. The designation, revocation, or alteration must be made in writing on forms provided by the Committee. Any designation by a participant and any spousal consent must state the specific nonspouse beneficiary (including any class of beneficiaries or any contingent beneficiaries) who will receive the benefit. If the Designated Beneficiary is a trust, the spouse need only consent to the designation of the trust and need not consent to the designation of trust beneficiaries or any changes of trust beneficiaries. A designation may be altered or revoked at any time before the participant's entire Account Balance has been distributed, with appropriate spousal consent if another beneficiary is designated.

         (c) DESIGNATED BENEFICIARY. A beneficiary other than an individual or eligible trust will be recognized as a beneficiary but may not be a Designated Beneficiary for purposes of this Article and Code Section 401(a)(9). All identifiable beneficiaries of an eligible trust are treated as Designated Beneficiaries for those purposes with respect to the trust's interest in the Plan. An eligible trust is a trust which, as of the later of the date on which the trust in named as beneficiary or the participant's Required Beginning Date (and for all subsequent periods during which the trust is a beneficiary) is valid and irrevocable and which is provided to the Plan.

         (d) FAILURE TO DESIGNATE. In the absence of an effective designation, any benefit payable upon death is paid in the following priority order: (1) the participant's surviving spouse, (2) the participant's surviving issue, per stirpes, or (3) to those who would receive the personal property of the participant under Michigan law of intestate succession.

         7.11 CLAIMS PROCEDURE. A participant or beneficiary and the Committee must observe the following procedures for claims to benefits:

         (a) INITIAL CLAIM. A participant, beneficiary or legal representative must file an Application for Distribution with the Committee. The Committee must grant or deny the request within ninety (90) days after receipt unless special circumstances require an extension of time. The extension must not exceed an additional ninety (90) days. The Committee must notify the applicant in writing of the extension and the reasons for the extension.

         (b) DENIAL OF CLAIM. If a claim is denied, the Committee must provide to the applicant a written notice containing the reason for the denial, reference to Plan provisions upon which the denial is based, a description of additional information necessary to permit granting the claim and an explanation of the Plan's claim review procedure. If notice of a denial of claim or an extension of time has not been received by the applicant within ninety (90) days, the claim is deemed denied.

         (c) EMPLOYER REVIEW. Within sixty (60) days after a denial is received, the applicant may request a full and fair review upon written application to the Committee. The applicant may review pertinent documents and submit issues and comments in writing to the Committee. The Committee must make a decision on review and notify the applicant of the decision within sixty (60) days of receipt of the application unless special circumstances require an extension of time. The extension may not exceed an additional sixty (60) days. The Committee must notify the applicant in writing of the extension and the reasons for the extension. The decision upon review must meet the requirements for denial of a claim.

         7.12 FACILITY OF PAYMENT. A payment made under this section fully discharges the Employer, the Committee and the Trustee from all future liability with respect to the payment.

         (a) INCAPACITY. If a person entitled to payment is legally, physically or mentally incapable of receiving or acknowledging payment, the Committee may direct payment: directly to the person; to the person's legal representative; to the spouse, child or relative by blood or marriage of the person; to the person with whom the person resides; or by expending the payment directly for the benefit of the person. A payment made other than to the person is intended to be used for the person's exclusive benefit.

         (b) LEGAL REPRESENTATIVE. The Committee shall not be required to commence probate proceedings or to secure the appointment of a legal representative.

         (c) DETERMINATIONS. The Committee may act upon affidavits in making any determination. The Committee, in relying upon affidavits or having made a reasonable effort to locate any person entitled to payment, is authorized to direct payment to a successor beneficiary or another person. A person omitted from payment has no rights on account of payments so made.

         (d) ANTI-ESCHEAT. If the Committee cannot locate a person entitled to payment, the amount is a forfeiture. The forfeiture is reinstated if a claim is made within the applicable limitations period by a person entitled to payment.

         7.13 QUALIFIED ORDER. Distribution to the recipient under a Qualified Order must be made in accordance with Code Section 401(a)(9) and this Article applied by substituting the recipient for the participant, except that the distribution to the recipient need not satisfy the minimum distribution incidental benefit rule.

         (a) DESIGNATION OF BENEFICIARY. A recipient may designate a beneficiary under the Plan but may not elect any form of payment which requires distribution over the joint lives or life expectancy of the recipient and the designated beneficiary.

         (b) LIMITATION. Where, because of a Qualified Order, more than one individual is treated as a Qualifying Spouse or Designated Beneficiary with respect to a participant, the total amount payable as a Spousal Survivor Annuity, as the survivor portion of the Joint and Spousal Survivor benefit or otherwise may not exceed the amount payable if there were only one Qualifying Spouse or Designated Beneficiary. Where a Qualified Order allocates a portion of the participant's accrued benefit to or with respect to a former spouse or alternate payee, the Joint and Spousal Survivor benefit, the Spousal Survivor Annuity and any other amounts payable to a Qualifying Spouse or Designated Beneficiary are based on the vested accrued benefit less the amount payable to or with respect to the former spouse or alternate payee.

         7.14 DIRECT ROLLOVER RULES. This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Article, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

         (a) ELIGIBLE ROLLOVER DISTRIBUTION. An Eligible Rollover Distribution is an distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; is required under section 401(a)(9) of the Code; any hardship distribution described in Code
Section 401(k)(B)(i)(iv) received on or after May 1, 1999; the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and any other distribution that is reasonably expected to total less than $200 during a year.

         (b) ELIGIBLE RETIREMENT PLAN. An Eligible Retirement Plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, and, effective January 1, 2002, an annuity contract described in section 403(b) of the Code and an eligible plan under section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this plan, that accepts the Distributee's eligible rollover distribution.

             (i) LIMITATION. However, prior to January 1, 2002, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

             (ii) AFTER-TAX. Further, effective January 1, 2002, a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

         (c) DISTRIBUTEE. A Distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

         (d) DIRECT ROLLOVER. A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

                                  ARTICLE VIII
                             INSURANCE OR ANNUITIES

         8.1 TYPES OF POLICIES AND CONTRACTS. The Committee may direct the purchase of an annuity contract or permanent or term life insurance policy (Policy) which satisfies the requirements of this Article.

         (a) ADDITIONAL RIGHTS. A Policy must be convertible to cash or periodic income. A Policy may provide for disability waiver of premium or for conversion to a larger policy.

         (b) OWNERSHIP. A Policy must be owned by the Trustee.

         8.2 PREMIUMS - DIVIDENDS. Premiums on each Policy must be paid on the premium due dates. Dividends may be applied to: reduce premiums; increase the value of the Policy subject to the limits in this Article; or increase the allocation to the participant's account.

         8.3 ACTIVE PARTICIPANT LIFE INSURANCE. An Active Participant may elect to invest a portion of any account in a Policy covering the Participant.

         (a) INCIDENTAL PREMIUM LIMITATION. The aggregate premiums paid from a participant's Employer Account(s) must not equal or exceed the greater of:

             (i) PERMANENT LIFE. If for a permanent life Policy (with a level death benefit and premium), fifty percent (50%) of the contributions and forfeitures allocated to the Participant's Account(s);

             (ii) TERM LIFE. If for other than a permanent life Policy (or a combination of permanent and other life policies), twenty-five percent (25%) of the contributions and forfeitures allocated to the Participant's Account(s);

             (iii) ONE HUNDRED TIMES. More than the amount necessary to provide a Policy with a face value of one hundred times (100x) the actuarially determined anticipated monthly benefit; or

             (iv) TWO YEAR ACCUMULATION. If paid only from funds accumulated for at least two (2) years, more than the amount of the accumulation.

         (b) INABILITY TO PAY PREMIUM. If payment of a premium would exceed the Incidental Premium Limitations, the premium may be:

             (i) BORROW. Paid by borrowing against the cash value of the Policy. Borrowing against the account of more than one Participant must occur in the ratio that the cash value of the Policies in the account bears to the total cash values of Policies in all accounts;

              (ii) REDUCE. Reduced by partial conversion of the Policy to paid up insurance or by partial conversion to cash; or

             (iii) DIVIDENDS. Paid by using accumulated Policy dividends.

         (c) DISTRIBUTION. Upon beginning distribution, no further premiums may be paid. The Policy must be: converted into cash; converted to a nontransferable paid up annuity allowing distribution only under methods permitted under Section 7.3; sold to the participant; or distributed as a part of the Vested Account.

         (d) VESTING. The value of each Policy or annuity contract is vested under the vesting provisions applicable to the account in which it is held.

         (e) NONDISCRIMINATION. All participants must be treated equally to the extent possible in view of their desire for life insurance protection, their insurability and the ratings and regulations of the insurance company.

         (f) ACCOUNTING. An accounting record of the premiums paid on, and the cash value of, each Policy must be made on each Allocation Date. The cash value of a Policy is not a part of the balance of any account for purposes of allocating the earnings, losses and adjustments in value of the Trust.

                                   ARTICLE IX
                                 ADMINISTRATION

         9.1 FIDUCIARY RESPONSIBILITIES. The responsibilities of Kaydon Corporation and the Committee are set forth in the Plan. The responsibilities of the Trustee and Investment Manager are set forth in the Trust. This division of responsibility is an allocation of fiduciary responsibility under Section 405(c)(1) of ERISA.

         9.2 KAYDON CORPORATION. Kaydon Corporation has sole responsibility for:

         (a) FIDUCIARY APPOINTMENT. Appointing and removing the Trustee, the Investment Manager and the Committee; and

         (b) AMENDMENT, TERMINATION. Amending or terminating the Plan and the Trust.

         9.3 EMPLOYER ACTION. Action by Kaydon Corporation must be taken by resolution of its Board of Directors or by a written instrument executed by three or more officers.

         9.4 INVESTMENT MANAGER APPOINTMENT. Any Investment Manager must be an investment advisor registered under the Investment Advisors Act of 1940 or an insurance company qualified to perform investment management services under the laws of the State of Delaware. An Investment Manager must file its written acceptance with Kaydon Corporation acknowledging status as a named fiduciary. Upon acceptance, Kaydon Corporation must notify the Trustee of the appointment.

         9.5 COMMITTEE. The Committee has responsibility for general administration of the Plan.

         (a) APPOINTMENT. The Committee may consist of one or more persons. In the absence of a Committee, Kaydon Corporation has the responsibilities of the Committee designated by the Plan. Any members of the Committee who are employees must not receive compensation for their services to the Committee.

         (b) AUTHORITY. The Committee has the duty and power to:

             (i) CONSTRUCTION. Exercise discretionary authority to construe and interpret the Plan and decide all questions of eligibility for participation and benefits;

             (ii) PROCEDURES. Prescribe procedures and forms for applications for benefits, benefit elections, loans, if provided, and designation of beneficiaries;

             (iii) DISCLOSE. Disclose to participants, as required by law, a summary of the Plan, a summary of annual reports to the government, benefit accruals, entitlement to the benefits and notices of application for determination;

             (iv) REPORTING. Make governmental reports required by law including annual and periodic reports to the United States Internal Revenue Service and the Department of Labor;

             (v) INFORMATION. Receive from and transmit to the Employer, the Trustee, the Investment Manager and the participants such information as shall be necessary for the proper administration of the Plan;

             (vi) FINANCIAL REPORTS. Receive and retain reports of the financial condition of the Trust Fund from the Trustee and the Investment Manager;

             (vii) BENEFIT AUTHORIZATION. Effective on the first day of the 1987 Plan Year, January 1, 1987, determine entitlement to, and the amount of, benefits and loans and authorize benefit payments and loans, if provided;

             (viii) AGENTS. Appoint or employ individuals to assist in the administration of the Plan and other agents it deems advisable, including legal counsel;

             (ix) RULES. Promulgate rules and decisions to be uniformly and consistently applied under similar circumstances;

             (x) BONDING. Assure that all fiduciaries are bonded as required by ERISA; and

             (xi) RECOVER. Recover Plan benefits improperly paid, through offset and reduction of subsequent benefit payments or otherwise.

         (c) PROCEDURE. The Committee may elect one of its members as chairperson and may designate a secretary. The Committee must keep a record of all meetings and forward all necessary communications to the Trustee. Any delegation of duties by the Committee must state the scope of the delegation with reasonable specificity. The Committee acts by a majority of its members, either by vote at a meeting or by signature to a writing. Action by the Committee must be evidenced by a written and duly executed instrument.

         9.6 FIDUCIARY STANDARDS. Each fiduciary must act solely in the interest of participants and beneficiaries:

         (a) PRUDENTLY. With the care, skill and diligence of a prudent person;

         (b) EXCLUSIVE PURPOSE. For the exclusive purpose of providing benefits and paying expenses of administration; and

         (c) PROHIBITED TRANSACTION. To avoid engaging in a prohibited transaction under the Code or ERISA unless an exemption is obtained.

         9.7 INTER-RELATIONSHIP OF FIDUCIARIES. Each fiduciary warrants that any of its actions are in accordance with the Plan and Trust. Each fiduciary may rely upon the action of another fiduciary and is not required to inquire into the propriety of any action. Each fiduciary is responsible for the proper exercise of its responsibilities.

         9.8 INDEMNIFICATION. Except to the extent required by ERISA, as amended, no member of the Committee or any sub-committee shall be liable for any act, omission, determination, construction or communication made by the member, the Committee or any other member. Each Employer hereby agrees to indemnify and save harmless each person now or hereafter acting as a member of the Committee from all loss or damage that may or might result from acts as a member, except to the extent that any liability is imposed as a result of the member's gross negligence or willful misconduct. The Employers may purchase insurance to indemnify a member for that liability.

         9.9 PAYMENT OF EXPENSES. Kaydon Corporation may elect to pay all or a portion of the administrative expenses of the Plan. If Kaydon Corporation does not elect to pay all of the administrative expenses of the Plan which may be paid out of Plan assets, the Trustee shall pay those expenses (to the extent not precluded by ERISA) or the remaining portion of those expenses and charge the payment against the Plan assets. Notwithstanding that general rule, with respect to the expenses relating to the portion of the Plan assets attributable to amounts contributed pursuant to the PAYSOP or TRASOP provisions of the Code under this or a predecessor plan, only the lesser of one-hundred thousand dollars ($100,000.00) or ten percent (10%) of dividends not in excess of one-hundred thousand dollars ($100,000.00) received on Stock during the Plan Year plus five percent (5%) of dividends in excess of one-hundred thousand dollars ($100,000.00) received during the Plan Year may be paid by the Trustee out of Plan assets.

         9.10 LIMITATION OF LIABILITY AND LEGAL ACTION. Except as otherwise provided in ERISA, as amended, as a condition of participation in the Plan, each participant agrees that each Employer, the Committee, the Contract

Administrator and the Trustee shall not in any way be subject to suit, litigation, or any legal liability in connection with the Plan and Trust or their operation, except for its or their own negligence or willful misconduct. Except as otherwise provided in ERISA, as amended, each participant hereby releases each Employer, its officers and agents, the Committee, the Contract Administrator and the Trustee from any and all such liability or obligation.

         (a) PARTIES. Except as otherwise provided in ERISA, as amended, in any action or proceeding involving all or any portion of the Plan, the Trust, or its administration, each Employer, the Committee and the Trustee shall be the only necessary parties. No person in the employ of (or formerly employed by) an Employer, or any beneficiary or other person having or claiming to have an interest in the Trust Fund or under the Plan, shall be entitled to any notice of process; nor shall such persons be entitled to participate in any such action or proceedings.

         (b) BINDING RESULT. Any final judgment entered in any such action or proceeding which is not appealed or appealable shall be binding and conclusive on the parties and all persons having or claiming to have an interest in the Trust Fund or under the Plan.

         9.11 ELECTRONIC ADMINISTRATION. Notwithstanding the requirement set forth in this plan that certain transactions, notices, elections, consents and disclosures be evidenced in the form of written documentation, documentation for such transactions, notices, elections, consents or disclosures may be provided or obtained through electronic media as prescribed in, and in accordance with the timing requirements of, the Regulations and any other guidance issued by the Secretary of Treasury pursuant to its duties under Section 1510 of the Taxpayer Relief Act of 1997.

                                    ARTICLE X
                        AMENDMENT AND TERMINATION OF PLAN

         10.1 AMENDMENT. The Board of Directors of Kaydon Corporation or any three officers of Kaydon Corporation may amend the Plan. An amendment must not:

         (a) DECREASE BENEFITS. Retroactively decrease a participant's account balance or eliminate an optional form of distribution unless required or permitted by law;

         (b) DIVERSION. Divert or use the Trust other than for the exclusive benefit of participants and their beneficiaries; or

         (c) COMPANY INTEREST. Give an Employer any interest in the Trust until all liabilities are satisfied.

         (d) PROTECTED BENEFITS. Reduce or eliminate Code Section 411(d)(6) protected benefits, to the extent accrued, unless required or permitted by law.

         10.2 VESTING SCHEDULE AMENDMENT. A participant's current vested status may not be decreased by amendment at any time. A participant with at least three
(3) years of service (five (5) years of service if the participant does not have one or more Hours of Service in any Plan Year beginning after December 31, 1988) whose vested interest would be decreased by an amendment may irrevocably elect to remain under the former vesting rule.

         (a) ELECTION PERIOD. The period for election begins no later than the date the amendment is adopted and ends sixty (60) days after the latest of the date that: the amendment is adopted; the amendment is effective; or the participant is notified of the amendment.

         (b) FAILURE. A participant who does not make an election is subject to the amended vesting schedule for allocations made after the later of the date the amendment is adopted or effective.

         10.3 TERMINATION. The Board of Directors of Kaydon Corporation or any three officers of Kaydon Corporation may terminate the Plan. If a favorable determination cannot be received from the Internal Revenue Service upon initial qualification or an amendment to the Plan, Kaydon Corporation may terminate the Plan as of the applicable effective date. The Plan automatically terminates upon:

         (a) LIQUIDATION, BANKRUPTCY. The liquidation or discontinuance of the business of all of the Employers; the adjudication of all of the Employers as a bankrupt; or a general assignment by all of the Employers to or for the benefit of their creditors.

         (b) MERGER, CONSOLIDATION. Unless continued, the merger or consolidation of the Employers into another entity which is the survivor, the consolidation or other reorganization of the Employers, or the sale of substantially all of each of the Employers' assets.

         10.4 PARTIAL TERMINATION. If the Plan terminates with respect to less than all participants the proportionate interest of the affected participants shall be determined. The Committee must declare an interim Allocation Date on the date of partial termination.

         10.5 FULL VESTING. The Account Balance of each affected Active Participant becomes fully vested and nonforfeitable upon termination (or partial termination) of the Plan or upon a complete discontinuance of contributions within Code Section 411(d)(3). For this purpose, the Account Balance is the Account Balance which is funded as of the date of termination (or partial termination).

         10.6 MERGER OR CONSOLIDATION OF PLAN. A merger, consolidation, or transfer of Plan assets or liabilities may occur if:

         (a) AUTHORIZATION. The other plan is qualified and authorizes the merger, consolidation or transfer;

         (b) EQUAL BENEFIT. Each participant's benefit will be at least equal to the participant's benefit if the Plan was terminated immediately before the merger, consolidation or transfer; and

         (c) PROTECTED BENEFITS. Code Section 411(d)(6) protected benefits, to the extent accrued, are not reduced or eliminated unless required or permitted by law.

                                   ARTICLE XI
                                  MISCELLANEOUS

         11.1 NONASSIGNABILITY. Except for a Qualified Order, benefits are not subject to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy (Assignment), before actual receipt. Any Assignment which violates this section is void. The right to receive a benefit is not an asset for insolvency or bankruptcy.

         11.2 EMPLOYMENT RIGHTS NOT ENLARGED. The Plan does not create any employment rights or restrict the Employer's right to discharge an employee.

         11.3 PARTICIPANTS' RIGHTS LIMITED. The Plan does not give any participant: any interest in the Employer's assets, business or affairs; the right to question any Employer action or policy; or the right to examine Employer books and records. The rights of all participants are limited to the right to receive payment of benefits when due.

         11.4 INTERPRETATION AND CONSTRUCTION. The use of the singular includes the plural where applicable, and vice versa. The headings in the Plan do not limit or extend the provisions of the Plan. Capitalized terms, except where capitalized solely for grammar, have the meanings as provided in the Plan.

         (a) QUALIFICATION. Provisions must be interpreted and construed to maintain the qualification of the Plan.

         (b) SEVERABILITY. If a provision is unenforceable in a legal proceeding, the provision is severed only for that proceeding.

         11.5 COUNTERPARTS. The Plan may be executed in any number of counterparts, each of which is considered an original.

         11.6 GOVERNING LAW. The Plan is governed by the applicable laws of the United States of America (including the Code, ERISA, securities law, labor law, age discrimination law, and civil rights law) and, to the extent not preempted, by the laws of Florida.

KAYDON CORPORATION                                       THE COOPER SPLIT ROLLER

                                                    BEARING CORP.


By _________________________                        By ________________________
Brian P. Campbell
     Its Chairman, CEO, President                      Its
     and CFO


                                                    And _______________________


                                                       Its

And_________________________
     John F. Brocci
     Its Vice President and Secretary

KAYDON RING & SEAL, INC.                            INDUSTRIAL TECTONICS INC


By __________________________                       By ________________________

     Its                                               Its


And _________________________                       And _______________________
     John F. Brocci
     Its Vice President and Secretary                  Its

                       APPENDIX OF PARTICIPATING EMPLOYERS

Kaydon Ring & Seal, Inc.

The Cooper Split Roller Bearing Corp.

Industrial Tectonics Inc

CANFIELD TECHNOLOGIES, INC.                      TRIDAN INTERNATIONAL, INC.



By ___________________________                   By ________________________

     Its ________________________                     Its _____________________



INDIANA PRECISION, INC.



By __________________________

     Its ________________________

                       APPENDIX OF PARTICIPATING EMPLOYERS

Kaydon Ring & Seal, Inc.
The Cooper Split Roller Bearing Corp.
Industrial Tectonics Inc
Canfield Technologies, Inc.
Tridan International, Inc.
Indiana Precision, Inc.

                                   APPENDIX A

                    SECTION 1.1(A) - SPECIAL EFFECTIVE DATES

Section                             Rule                                                         Effective Date
-------                             ----                                                         --------------
2.17(c)                             Hours of Service credit for ITI employees.                   April 1, 1994
3.2(c)(iii)                         Participation by Cooper Bearing employees.                   July 1, 1992
3.2(c)(iv)                          Participant by ITI employees.                                April 1, 1994
4.1(b), 6.1(a)(i)                   Reference to Employer Regular Profit Sharing                 January 1, 1992
                                    Contributions/Account.
5.2(d), 7.5(d)                      Irrevocable six-month elections.                             September 1, 1992
6.1(a)(vi)                          Cooper Bearing Transfer Account.                             January 1, 1993
6.5(a), (b)                         Vesting Schedule for Employer Regular Profit                 January 1, 1992
                                    Sharing Contributions.
6.7                                 Identification of Investment Options.                        January 1, 1992, except as
                                                                                                 to prior Bairnco, PAYSOP
                                                                                                 and TRASOP funds held in
                                                                                                 the Employer Contributions
                                                                                                 Accounts, Employer Prior
                                                                                                 Contributions accounts and
                                                                                                 Participant Contributions
                                                                                                 Accounts.  Section 6.7 (a)(i)
                                                                                                 is effective with respect to
                                                                                                 that portion of those
                                                                                                 Accounts as soon as
                                                                                                 administratively practicable
                                                                                                 after approval by the
                                                                                                 Internal Revenue Service of
                                                                                                 the Fifth Amendment to the
                                                                                                 Plan.
6.7                          Investment direction authority by non-active                        January 1, 1994
                             Participants.
6.8, App. E and F            ERISA Section 404(c) rules.                                         January 1, 1994
6.9                          Investment diversification.                                         January 1, 1992
7.1(j)                       Early commencement of payment to Alternate                          January 1, 1994
                             Payees.
7.15                         Direct Rollovers.                                                   January 1, 1993


                                   APPENDIX B

             SECTION 2.6 - EXPLANATION OF DEFINITION OF COMPENSATION

Compensation as provided in Section 2.6 of this Plan excludes all other forms of remuneration, such as but not limited to:

         - EXPENSE PAYMENTS. Reimbursements or other expense allowances whether under an accountable or a nonaccountable plan;

         - WELFARE PLANS. Employer contributions to or benefits paid from any statutory or non-statutory unemployment or other welfare plan (other than elective salary deferral contributions to the Kaydon Corporation Flexible Benefits Plan treated as Employer Contributions) whether or not such plan is funded with insurance; and disability payments (amounts described in Code Sections 104(a)(3), 105(a), and 105(h), whether or not includible in the gross income of the Employee) other than salary continuation payments;

         - MOVING EXPENSES. Amounts paid or reimbursed by the Employer (or Affiliated Employer) for moving expenses incurred by the Employee;

         - STOCK OPTION PLANS. The value of a non-qualified stock option granted to the Employee by the Employer (or Affiliated Employer) and amounts realized from the exercise of a non-qualified stock option, amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

         - SECTION 83(B). The amount includible in the gross income of the Employee as a result of a Code Section 83(b) election;

         - DEFERRED COMPENSATION CONTRIBUTIONS. Contributions made by the Employer (or Affiliated Employer) to a plan of deferred compensation or to a simplified employee pension described in Code Section 408(k) (other than elective salary deferral contributions to the Employer's (or Affiliated Employer's) 401(k) plans treated as Employer Contributions);

         - DEFERRED COMPENSATION DISTRIBUTIONS. Any distributions from a plan of deferred compensation;

         - MEALS AND LODGING. Meals and lodging (whether or not includible in the gross income of the employee);

         -        EDUCATIONAL ASSISTANCE. Educational assistance benefits;

         -        DEPENDENT CARE. Dependent Care benefits;

Appendix B 2

         -        SEVERANCE PAY. Severance pay; and

         - OTHER. All other fringe benefits (cash and non-cash) and all other amounts which receive special tax benefits.

                                   APPENDIX C

              SECTION 2.16(D)(II) - TOP HEAVY ACTUARIAL ASSUMPTIONS

C.1      TOP HEAVY DETERMINATION.

         (a)      INTEREST RATE.  5%.

         (b)      MORTALITY.  1971 Group Annuity Table.

                                   APPENDIX D

    SECTION 6.1(A)(VI) - SPECIAL RULES APPLICABLE TO AMOUNTS TRANSFERRED FROM THE COOPER BEARING COMPANY EMPLOYEES' 401(K) DEFERRED COMPENSATION
                                 PLAN AND TRUST

Notwithstanding any other provision of the Plan, the following special rules shall apply to amounts transferred in the transfer of the plan assets and liabilities form the Cooper Bearing Company Employees' 401(k) Deferred Compensation Plan and Trust to this Plan.

         D.1 "Normal Retirement Date" means the first day of the month coinciding with or next following the Participant's Normal Retirement Age (60th birthday). A Participant shall become fully Vested in his Account upon attaining his Normal Retirement Age.

         D.2 Distribution of the funds due to a Terminated Participant shall be made on the occurrence of an event which would result in the distribution had the Terminated Participant remained in the employ of the Employer (upon the Participant's death, Total and Permanent Disability or Normal Retirement). However, at the election of the Participant, the Administrator shall direct the Trustee to cause the entire Vested portion of the Terminated Participant's Elective Account to be payable to such Terminated Participant. If the value of a Terminated Participant's Vested benefit derived from Employer and Employee contributions does not exceed $3,500 and has never exceeded $3,500 at the time of any prior distribution, the Administrator shall direct the Trustee to cause the entire Vested benefit to be paid to such Participant in a single lump sum.

         D.3 Except as provided in the following paragraph, payments of those amounts may be made:

                      (1) Over a period certain in monthly, quarterly, semi-annual, or annual cash installments. In order to provide such installment payments, the Administrator may (A) segregate the aggregate amount thereof in a separate, federally insured savings account, certificate of deposit in a bank or savings and loan association,

Appendix D 2

                             money market certificate or other liquid short-term security or (B) purchase a nontransferable annuity contract for a term certain (with no life contingencies) providing for such payment. The period over which such payment is to be made shall not extend beyond the Participant's life expectancy (or the life expectancy of the Participant and his designated Beneficiary); or

                      (2) By transfer directly to the Trustee of another qualified plan. This shall be the only method available with respect to a Participant's Elective Contribution and Qualified Non-Elective Contribution Accounts if the Plan is terminated under circumstances precluding distribution of such amounts to Participants due to the establishment or maintenance of another defined contribution plan by an Affiliated Employer. In that case, the transfer shall occur to the Trustee of the Plan.

                                   APPENDIX E

      SECTION 6.7(A)(I) - LIST OF INVESTMENT FUNDS AVAILABLE UNDER THE PLAN

E.1 The following Investment Funds are presently available under the Plan with respect to the Accounts noted.

         Deferrals, the Cooper Bearing Transfer Accounts, any Transfer or Rollover Accounts, the portion of the Employer Contributions, Employer Prior Contributions, and Participant Contributions Accounts eligible for the "age 55" rule and, when approved, all other Accounts (or the full amount of the other Accounts) may be invested in the following (except that any Transfer or Rollover Accounts and Cooper Bearing Transfer Accounts may not presently be invested in Kaydon stock):

         1.       Artisan Partners Mid Cap Growth Fund

         2.       CIGNA Actively Managed (core) Bond

         3.       CIGNA Balanced fund

         4.       CIGNA Guaranteed Short Term Account

         5.       Invesco Dynamics Account

         6.       Invesco Technology Account Investor Class

         7.       Janus Advisor Balanced Account

         8.       Janus Worldwise Fund

         9.       John A. Levin Large Cap Value Fund

         10.      Kaydon Stock (the "Stock Account")

         11.      Putnam Large Cap Growth Fund

         12.      Russell 3000 Index Fund

         13.      TCW Small Cap Value Fund

         14.      Templeton Foreign Account

         15.      Times Square Small Cap Growth Fund

         Notwithstanding any other provision of the Plan, no funds may be transferred from any other Fund into the CIGNA Guaranteed Short Term Account and no funds may be transferred from to CIGNA Guaranteed Short Term Account into the CIGNA Actively Managed Fixed Fund without first having been transferred into one or more other Funds for at least ninety (90) days.

Appendix E 2

E.2 The Parkstone Intermediate Government Obligations Fund (the "Government Obligations Fund") was previously available, but was not available for additional allocations after December 31, 1993. That Investment Fund was available for additional allocations until December 31, 1993 and continued to be available for existing allocations to the Option on December 31, 1993 until March 31, 1994.

                                   APPENDIX F

    SECTION 6.8 - INFORMATION PROVIDED TO COMPLY WITH SECTION 404(C) OF ERISA

Individuals eligible to direct investments under the Plan shall receive:

F.1      Automatically:

         - An explanation to participants that the Plan is intended to constitute a plan described in Section 404(c) of ERISA and that the fiduciaries of the Plan may be relieved of liability for any losses which are the direct and necessary result of investment instructions given by such participant;

         - A description of the investment alternatives available under the Plan and, with respect to each designated investment alternative, a general description of the investment objectives and risk and return characteristics of each such alternative, including information relating to the type and diversification of assets comprising the portfolio of the designated investment alternative;

         -        Information identifying any designated investment manager;

         - An explanation of the circumstances under which participants may give investment instructions and an explanation of any specified limitations on those instructions under the terms of the Plan, including any restrictions on transfers to or from a designated investment alternative, and any restrictions on the exercise of voting, tender and similar rights appurtenant to a participant's investment in an investment alternative;

         - A description of any transaction fees and expenses which affect the participant's account balance in connection with purchases or sales of interests in investment alternatives (for example, commissions, sales loads, deferred sales charges, redemption, or exchange fees) and periodic information regarding the actual expenses charged against participants' accounts for the expenses of carrying out investment instructions and in general.

         - Information regarding the name, address and phone number of the plan fiduciary (and, if applicable, the person or persons designated by the plan fiduciary to act on its behalf) responsible for providing the information described below upon request of a participant and a description of the information described below which may be obtained on request;

Appendix F 2

         - A description of the procedures established to provide for the confidentiality of information relating to the purchase, holding and sale of Kaydon stock, and the exercise of voting, tender and similar rights, by participants, and the name, address and phone number for the plan fiduciary responsible for monitoring compliance with those procedures; and

         - In the case of each investment alternative which is subject to the Securities Act of 1933, and in which the participant has no assets invested, immediately following the participant's initial investment, a copy of the most recent prospectus provided to the Plan (or a copy of such most recent prospectus immediately prior to the participant's initial investment in that alternative); subsequent to an investment in an investment alternative, any materials provided to the Plan relating to the exercise of voting, tender or similar rights which are incidental to the holding in the account of the participant of an ownership interest in that alternative to the extent that the rights are passed through to participants under the Plan, as well as a description of or reference to plan provisions relating to the exercise of voting, tender or similar rights.

F.2      On Request:

         - A description of the annual operating expenses of each designated investment alternative (for example, investment management fees, administrative fees, transaction costs) which reduce the rate of return to participants, and the aggregate amount of those expenses expressed as a percentage of average not assets of the designated investment alternative;

         - Copies of any prospectuses, financial statements and reports, and of any other materials relating to the investment alternatives available under the Plan, to the extent that information is provided to the Plan;

         - A list of the assets comprising the portfolio of each designated investment alternative which constitutes plan assets, the value of each such asset (or the proportion of the investment alternative which it comprises), and, with respect to each asset which is a fixed rate investment contract issued by a bank, savings and loan association or insurance company, the name of the

Appendix F 3

                  issuer of the contract, the term of the contract and the rate of return on the contract;

         - Information concerning the value of shares or units in designated investment alternatives available to participants under the Plan, as well as the past and current investment performance of the alternatives determined, net of expenses, on a reasonable and consistent basis; and

         - Information concerning the value of shares or units in designated investment alternatives held in the account of the participant.

                                   APPENDIX G

    SECTION 6.8 - POLICIES AND PROCEDURES RE: COMPLIANCE WITH SECTION 404(C)
                                    OF ERISA

G.1 Policy and Procedure To Inform Participants of Actual Expenses Charged Against Accounts.

         Participants will be periodically informed of the actual expenses incurred with respect to their respective individual accounts, including but not limited to a description of any transaction fees and expenses which affect the participant's account balance in connection with purchases or sales of interests in investment alternatives (for example, commissions, sales loads, deferred sales charges, redemption, or exchange fees) and periodic information regarding the actual expenses charged against participants' accounts for the expenses of carrying out investment instructions and in general. Kaydon Corporation will contract with a contract administrator who will be obligated to provide information at least quarterly to participants regarding those actual expenses. The contract administrator will also respond to participants' reasonable requests for information about actual expenses on a basis more frequently than quarterly, and will also make available a procedure for participants to obtain advance information regarding expenses to be charged in certain circumstances.

G-2 Policy, and Procedure to Provide For Confidentiality of Information Regarding Stock. Kaydon Corporation intends that information relating to the purchase, holding and sale of Kaydon stock and, the exercise of voting, tender and similar rights by participants be maintained on a confidential basis. Kaydon Corporation will follow the following procedure to maintain that confidentiality, except to the extent necessary to comply with Federal laws or state laws not preempted by ERISA.

A. Participant directions to purchase or sell Kaydon stock are communicated to the local Human Resources representative who then communicates the direction to the Contract Administrator or the Trustee. Alternatively, the participant may use the Contract Administrator's telephone response system to bypass the local Human Resources representative. In either case, the information regarding purchases, sales or holding of Kaydon stock acquired by the Human

Appendix G 2

         Resources department of the Plan Sponsor, the Contractor Administrator, or the Trustee (or any other involved party) shall not be provided to any individual employed by the Plan Sponsor or to any department of the Plan Sponsor except as provided above or as necessary to allow the Plan Sponsor to provide information about Kaydon stock to participants.

B. Participants are provided information for the exercise of, and actually exercise, voting, tender and similar rights relating to Kaydon stock through the Contract Administrator, the Trustee and the third-party proxy voting service. Information regarding the exercise of voting, tender and similar rights relating to Kaydon stock shall not be provided to any individual employed by the Plan Sponsor or to any department of the Plan Sponsor except as provided above.

C. The Benefits Committee is responsible for determining from time to time that the procedures to provide for the confidentiality of information regarding the purchase, holding and sale of Kaydon stock and the exercise of voting, tender and similar rights with respect to such stock are sufficient to safeguard the confidentiality of the information in the circumstances described in this Policy, that such procedures are being followed, and that an independent fiduciary is appointed to carry out activities relating to Kaydon stock in those situations which the Benefits Committee determines involve a potential for undue employer influence upon participants with regard to the direct or indirect exercise of shareholder rights.

D. The Committee is also responsible for determining when there are circumstances involving a potential for undue employer influence upon participants with regard to the direct or indirect exercise of shareholder rights and making referral to the independent fiduciary in those circumstances.

E. Smith-Barney Fiduciary Services, Inc. is the independent fiduciary responsible for carrying out activities relating to Kaydon stock in any situations in which the Committee determines involve a potential for undue employer influence upon participants with regard to the direct or indirect exercise of shareholder rights.

                                   APPENDIX H

      SECTION 7.2(A)(V) - ADDITIONAL RULES REGARDING HARDSHIP WITHDRAWALS

An immediate and heavy financial need also includes:

- Living Expenses. Living expenses for the basic necessities of food, shelter, clothing and similar items where the participant establishes that the life or health of the participant or a family member dependent on the participant is o will be threatened if the assistance is not provided.

- Debts. Accumulated debts of the participant which the participant establishes were incurred for items which would otherwise constitute an immediate and heavy financial need under the terms of the Plan.

- Automobile. The reasonable cost of an automobile which the participant establishes is necessary for the participant to remain gainfully employed.

- Adoption. The reasonable costs of adoption of a child by the participant.

                                   APPENDIX I

          SECTION 9.1 - PARTIES RESPONSIBLE FOR CERTAIN PLAN FUNCTIONS

I.1      Contract Administrator.  CIGNA Retirement Plan Services, Inc.

I.2      Trustee.  CG Trust Company

I.3      Administrative Committee or Committee.

         As provided by resolution.

                                   APPENDIX J

                           CANFIELD TECHNOLOGIES, INC.

                         TRIDAN INTERNATIONAL, INC. AND

                             INDIANA PRECISION, INC.

The following sections of the Plan are added or modified as follows:

         Section 1.1 to add the following sentence:

                           "Employees of Canfield Technologies, Inc., Tridan
                  International, Inc. and Indiana Precision, Inc. are added to the Plan effective October 1, 2000.

         Section 2.7 to add the following sentence:

                           "Employee also excludes persons included in a
                  collective bargaining unit at Canfield Technologies, Inc.

         New Section 2.7A is added as follows:

                           2.7A Employee Group. The Employee Groups are:

                           (a) Canfield. Employees of Canfield Technologies, Inc. not included in a collective bargaining unit.

                           (b)  Tridan. Employees of Tridan International, Inc.

                           (c)  Indiana Precision. Employees of Indiana
                  Precision, Inc.

                           (d) Other Non-Bargaining Unit. Employees of all other Employers not included in a collective bargaining unit.

                           (e) Other Bargaining Unit. Employees of all other Employers included in a participating collective bargaining unit.

         New Section 2.10A is added as follows:

                           2.10A Matching Contribution. A Matching Contribution
                  is any Employer Contribution made to the Plan on behalf of an Active Participant on account of an Elective Contribution made by the Active Participant for the Plan Year or any forfeiture allocated on the basis of Matching or Elective Contributions, excluding any contribution or allocation used to meet the top heavy minimum contribution or benefit requirement of Code
                  Section 416 and any Matching Contribution to the extent considered for purposes of Code Section 401 (k) testing.

         Section 2.17(c) to add the following sentence:

                           "A Year of Service also includes Years of Service
                  credited prior to October 1, 2000 with Canfield Technologies, Inc., Tridan International, Inc., or Indiana Precision, Inc.

         New Subsections 3.2(b)(v), (vi) and (vii) are added as follows:

                           (v) Canfield. Each Employee who was a participant in
                  the Canfield Technologies, Inc. Simple IRA on 2117 A4 2000 who was employed by an Employer on October 1, 2000 became an Active Participant in this Plan on October 1, 2000;

                           (vi) Tridan. Each Employee who was a participant in
                  the Tridan International, Inc. 401(k) Profit Sharing Plan on 27 August, 2000 who was employed by an Employer on October 1, 2000 became an Active Participant in this Plan on October 1, 2000; and

                           (vii) Indiana Precision. Each Employee who was a
                  participant in the Indiana Precision, Inc. 401 (k) Profit Sharing Plan 27 August, 2000 who was employed by an Employer on October 1, 2000 became an Active Participant in this Plan on October 1, 2000.

         Section 4.1 (b) is deleted and replaced with new Section 4.1 (b) as follows:

                           (b) Regular Profit Sharing. May contribute a Regular
                  Profit Sharing Contribution. The amount of the contribution, if any, is determined by the Board of Directors of each Employer for its Employee Group or Groups in its discretion (or as required by the applicable collective bargaining agreements), subject to the maximum limitations of this Plan. The tentative contribution is reduced by the amount of forfeitures to be reallocated to Employer Accounts on the Allocation Date after the allocation of forfeitures as Matching Contribution. A Regular Profit Sharing Contribution is allocated under Article VI and is subject to the applicable Vesting Schedule.

         New Section 4.1(f) is added as follows:

                           (f) Matching. For Canfield Technologies, Inc., Tridan
                  International, Inc. and Indiana Precision, Inc. only, contribute a Matching Contribution which is the sum of $0.25 for each dollar of each eligible Participant's Salary Deferred Contributions which do not exceed the appropriate limits.

                           The tentative contribution is reduced by the amount
                  of forfeitures to be reallocated to Employer Accounts on the Allocation Date. The Matching Contribution is allocated under
                  Article VI and is subject to the applicable Vesting Schedule.

         Section 6.1(a)(i) to add the following sentence:

                           "This Account also includes prior plan profit-sharing
                  amounts rolled-over into this Plan."

         New Subsection 6.1 (a)(viii) is added as follows:

                           (viii) Employer Matching Contributions Account. The
                  Accounts to which any Employer Matching Contributions and amounts rolled-over to this Plan are credited;

         The preface of Section 6.2 is deleted and replaced with a new preface as follows:

                           6.2 Allocation-of Employer Contributions. Employer
                  Regular Profit Sharing Contributions for the Plan Year are allocated to the Employer Regular Profit Sharing Accounts of Active Participants who complete one thousand (1,000) Hours of Service during the Plan Year and are Employees in the designated Employee Group of the Employer making the contribution on the last day of that Plan Year, or who are Employees in that Employee Group during the Plan Year but who retire, die, or become Disabled during the Plan Year, first, to each Employee Group as provided in a resolution of the Employer and, second, within each Employee Group in the proportion which the Compensation of each Active Participant within that Employee Group for- the Plan Year bears to the aggregate of the Compensation of the Active Participants within that Employee group for the Plan Year (or as otherwise required by an applicable collective bargaining agreement), subject to the Testing Adjustment.

         New Subsection 6.2(f) is added as follows:

                           (f) Matching. Matching Contributions are allocated to
                  the Matching Account of each Active Participant employed by Canfield Technologies, Inc., Tridan International, Inc. or Indiana Precision, Inc. eligible for an allocation of Employer Regular Profit Sharing Contributions for the Plan Year based on each eligible Active Participant's Salary Deferred Contributions for the year which are eligible for a Matching Contribution as provided under Article IV. The amount allocated is $0.25 for each dollar of the Participant's Salary Deferral Contributions up to the maximum Salary Deferral Contribution allowed the Participant for the year. Section 6.3 is deleted and replaced with new Section 6.3 as follows:

                           6.3 Allocation of Forfeitures. Forfeitures from the
                  Non-Vested Accounts of participants who have incurred five (5) consecutive Breaks in Service, received a distribution of their entire Vested Account Balance, or died after terminating employment during the Plan Year are first allocated to reduce any Forfeiture Restoration Contribution. Any remaining forfeitures are allocated first in the same manner as Matching Contributions and next in the same manner as Employer Regular Profit Sharing Contributions. Forfeitures allocated as Contributions reduce the contribution of the Employer for the year.

         The preface of Section 6.5 is deleted and replaced with a new preface as follows:

                           6.5 Vesting. The Account Balance in each Account
                  other than the Employer Regular Profit Sharing and the Employer Matching Contributions Account, if any, is fully vested and nonforfeitable at all times. The Account Balance in each Employer Regular Profit Sharing Account and each Employer Matching Contributions Account is fully vested and nonforfeitable upon the Participant's attainment of Normal Retirement Age, Death, or Disability while an employee of the Employer (or Affiliated Employer) and under one or a combination of the following Vesting Schedules:

         New Section 7.16 is added as follows:

                           7.16 Loans. An Active Participant, a participant who
                  is a party in interest under ERISA with respect to the Plan, or a beneficiary of a deceased participant who was a party in interest (other than an Owner-Employee or Shareholder-Employee) may maintain a loan rolled-over to this Plan from a plan maintained by Canfield Technologies, Inc., Tridan International, Inc. or Indiana Precision, Inc. which was qualified under Section 401 (a) of the Code in which the participant was not an owner-employee or a shareholder-employee. The Committee may authorize continuation of the loan on the terms and conditions prescribed in this Section and in Appendix J.

                  (a) Maximum Amount. A loan (from other than the principal portion of a Voluntary Contribution Account) is limited to the lesser of:

                      (i) Maximum Dollar Amount. $50,000.00, reduced by the excess of:

                            (A) Prior Balance. The highest outstanding balance
                      of loans from the Plan during the 1 -year period ending on the day before the date on which the loan is made, over

                            (B) Outstanding Balance. The outstanding balance of
                      loans from the Plan on the date on which the loan is made;

                      (ii) One-Half Vested Account. One half (1/2) of the participant's Vested Account Balance; or

                      (iii) Aggregation. The amount tentatively determined in
                  (i) or (ii) above reduced by the aggregate outstanding principal balance o all loans from any qualified plans maintained by the Employer (or Affiliated Employer).

                  (b) Spousal Consent. The Committee may accept the loan only if spousal consent of any Qualifying Spouse was obtained within ninety
         (90) days before the loan or the Committee determines that spousal consent was not required.

                  (c) Conditions. Loans: constitute an investment of the participant's Account; must be evidenced by a promissory note bearing a reasonable rate of interest, providing for level amortization and having a definite maturity date o repayment schedule with payments not less frequently than quarterly- and must be secured by a mortgage, pledge, guarantee or other adequate collateral. The participant must demonstrate a realistic plan and intention for repayment of any loan.

                  (d) Term. The term for repayment of the note must not exceed five (5) years unless the participant or beneficiary certified that the proceeds of the loan would be used for the acquisition or construction of a structure which was used, within a reasonable time determined at the time the loan was made, as the principal residence of the participant.

                  (e) Set Off. If a participant or beneficiary dies, retires, is totally and permanently disabled, terminates employment, revokes a payroll deduction payment authorization, requests a distribution which would cause the remaining Account Balance to fail to be adequate security under ERISA, or defaults under the terms of the loan or any agreement securing the loan, or if the Plan is terminated, with all or a portion of the not (including principal and interest) outstanding, the balance in the Account and all benefits payable under the Plan are reduced by the outstanding amount at the earliest time which will not cause disqualification of the Plan.

                  (f) Accounting. For purposes of allocating earnings, losses and adjustments in value of the Trust, the participant's Account is reduced by the principal amount of any loan outstanding. Interest paid on the loan is credited directly to the participant's Account.

                  (g) Suspension of Loan Payments. If permitted by the administrator, loan payments shall be suspended for a period that a Participant is on a leave of absence either without compensation or at a level of compensation that is less than the amount of the installment payments required under the terms of the loan.

                      (i)   Length of Suspension/Due Date

                            (A) Military Leave of Absence. If a Participant is
                      performing service in the uniformed services (as defined in Chapter 43 of Title 38 of the United States Code), whether or not Qualified military Service, loan payments shall be suspended until the end of the leave o absence. The loan, including accrued interest, must be repaid by the end of the period that equals the original term of the loan plus the period of military service.

                            (B) General Leave of Absence. For all other leaves
                      of absences, loan payments shall be suspended for the period of the leave of absence, but not longer than one year. The


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                      loan, including accrued interest, must be repaid by the
                      latest date permitted under (c)(ii) above.

                      (ii) Payments on Resumption. The installment payments due at the end of the suspension must be at least equal to, and as frequent as, those required under the original terms of the loan. If installment payments are not increased on resumption of payment, the Participant must repay the entire remaining balance of the loan on the due date specified in (i) above.

Section 9.9 to add the following sentence:

                  "Expenses not paid by Kaydon Corporation shall be charged against participants' accounts in a reasonable manner."

                                   APPENDIX K

                            LOAN TERMS AND CONDITIONS

A.1 Administration. The Committee administers the participant and beneficiary roll-over loan program.

A.2. Procedure. Continuation of a prior plan loan must be requested on an Application for Continuation provided by the Committee. An application is processed as an application for distribution subject to the Claims Procedure of the Plan.

A.3      Approval. Continuation of a loan must be approved unless:

         1. The Application is insufficient, inaccurate or incomplete or the participant or beneficiary fails to timely provide additional information reasonably requested by the Committee.

         2. The loan does not comply with the limitations of the Plan.

         3. The Committee determines that the participant or beneficiary does not have a bona fide intent to repay the loan or that the loan may constitute a prohibited transaction or a violation of the Plan, ERISA or other law.

A.4 Limitations. Except for lump sum payments of the entire outstanding loan balance, loans must be repaid through payroll deduction. Partial prepayments may not be made. Loans must be secured by the vested Account Balance.

A.5 Source/Allocation. Loan payments will be allocated to the individual's Roll-Over Account.